UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21846

Clough Global Opportunities Fund

(exact name of Registrant as specified in charter)

1700 Broadway, Suite 1850, Denver, Colorado 80290

(Address of principal executive offices) (Zip code)

Chris Moore, Secretary

Clough Global Opportunities Fund

1700 Broadway, Suite 1850

Denver, Colorado 80290

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-425-6844

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2022 – April 30, 2023

Item 1. Reports to Stockholders.

(a)

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

CLOUGH GLOBAL EQUITY FUND

CLOUGH GLOBAL OPPORTUNITIES FUND

Semi-Annual Report

April 30, 2023

Clough Global Funds

SECTION 19(B) DISCLOSURE

April 30, 2023 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Funds’ managed distribution policy sets the monthly distribution rate at an amount equal to one twelfth of 10% of each Fund’s adjusted year-ending net asset value (“NAV”), which is the average of the NAVs as of the last five business days of the prior calendar year.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution.

Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Each Board may amend, suspend or terminate each Fund’s Plan without prior notice. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

TABLE OF CONTENTS

Shareholder Letter	4
Portfolio Allocation	7
Schedules of Investments	13
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Statements of Cash Flows	32
Financial Highlights	34
Notes to Financial Statements	40
Additional Information	56
Dividend Reinvestment Plan	57
Investment Advisory Agreement Approval	58

Clough Global Funds

SHAREHOLDER LETTER

April 30, 2023 (Unaudited)

To Our Investors:

For the semi-annual period ending April 30, 2023, the Clough Global Opportunities Fund (“GLO”) had a total net return of +0.63% on net asset value and -10.06% on market price and the Clough Global Dividend Income Fund (“GLV”) had a total net return of +1.07% on net asset value and -11.04% on market price; both funds compared to the Morningstar Global Allocation Index return of +10.99% for the same period. The Clough Global Equities Fund (“GLQ”) had a total net return of +0.74% on net asset value and -9.71% on market price compared to the MSCI World Index return of +12.57% over the same period.

Most recently, in fiscal Q2 ending April 30, the GLO had a total net return of +2.45% on net asset value and -1.14% on market price, and GLV had a total net return of 0.04% on net asset value and -7.63% on market price; both funds compared to the Morningstar Global Allocation Index return of +0.84%. GLQ had a total net return of +2.98% on net asset value and -2.26% on market price compared to the MSCI World Index return of +2.54% over the same period.

Closed-end fund discounts widened during the semi-annual period, which has weighed on market price returns across the space. As of April 30, Morningstar reports that the average closed-end fund discount was 8.5%, a wide level relative to the historic average of ~4.5%.

TOP 5 CONTRIBUTORS AND DETRACTORS FOR GLV’S FIRST FISCAL HALF OF THE YEAR

The top contributor for the first six months of the fiscal year was Airbus SE, the large aerospace company, due to an improving production outlook. The commercial aircraft cycle is in an expansion phase which could last most of the decade as growth in travel combines with the need to replace many 15 to 20-year-old aircrafts to support demand. Microsoft Corporation, a large technology company, gained due to positive earnings results and artificial intelligence services revenues ramping up. Broadcom Inc., a semiconductor company, gained due to strength in infrastructure markets. The company also stands to benefit from increased spending on generative artificial intelligence. Comcast Corporation, a cable and communications company, exceeded Wall Street analysts’ expectations on recent results. Merck & Co. Inc., a global pharmaceuticals company, rounded out the contributors, due to strong results and positive data from one of its largest pipeline assets.

As for the detractors, an equity hedge position detracted from performance as equities gained during the period. Advance Auto Parts Inc., an automotive parts retailer, declined due to concerns over margins and a CEO transition. We have since exited the position. Northrop Grumman Corp, a defense company, declined in part due to concerns about defense spending. Bank of America Corporation, a large, diversified bank, declined due to macroeconomic concerns. A corporate bond position in a regional bank declined. We have since exited the position due to regulatory uncertainty.

TOP 5 CONTRIBUTORS AND DETRACTORS FOR GLQ’S FIRST FISCAL HALF OF THE YEAR

The top contributors for the first six months of the fiscal year were Boeing Co and Airbus SE, two large aerospace companies, due to an improving production outlook. The commercial aircraft cycle is in an expansion phase which could last most of the decade as growth in travel combines with the need to replace many 15 to 20-year-old aircrafts to support demand. Arcellx Inc., a clinical stage biotechnology company, gained after announcing a strategic collaboration with Gilead Sciences Inc., which included a $225m upfront payment and $100m equity investment. Microsoft Corporation, a large technology company, gained due to positive earnings results and artificial intelligence services revenues ramping up. TransDigm Group Inc., an aerospace company, rounded out the gainers on positive earnings and guidance.

As for the detractors, an equity hedge position detracted from performance as equities gained during the period. CrowdStrike Holdings Inc., a cybersecurity company, declined on the company’s weaker than expected revenue outlook. We have since exited the position. Tesla Inc., a manufacturer of electric vehicles, declined over concerns about pricing cuts and potential margin impact. We have since exited the position. Northrop Grumman Corp, a defense company, declined in part due to concerns about defense spending. Amphivena Therapeutics Inc., a private clinical stage biotechnology company, announced an M&A transaction with Anji Pharmaceuticals, resulting in a markdown.

TOP 5 CONTRIBUTORS AND DETRACTORS FOR GLO’S FIRST FISCAL HALF OF THE YEAR

The top contributors for the first six months of the fiscal year were Boeing Co and Airbus SE, two large aerospace companies, due to an improving production outlook. The commercial aircraft cycle is in an expansion phase which could last most of the decade as growth in travel combines with the need to replace many 15 to 20-year-old aircrafts to support demand. Arcellx Inc., a clinical stage biotechnology company, gained after announcing a strategic collaboration with Gilead Sciences Inc., which included a $225m upfront payment and $100m equity investment. Microsoft Corporation, a large technology company, gained due to positive earnings results and artificial intelligence services revenues ramping up. TransDigm Group Inc., an aerospace company, rounded out the gainers on positive earnings and guidance.

As for the detractors, an equity hedge position detracted from performance as equities gained during the period. CrowdStrike Holdings Inc., a cybersecurity company, declined on the company’s weaker than expected revenue outlook. We have since exited the position. Tesla Inc., a manufacturer of electric vehicles, declined over concerns about pricing cuts and potential margin impact. We have since exited the position. Northrop Grumman Corp, a defense company, declined in part due to concerns about defense spending. Amphivena Therapeutics Inc., a private clinical stage biotechnology company, announced a mergers & acquisition (“M&A”) transaction with Anji Pharmaceuticals, resulting in a markdown.

SELECT THEMES

Healthcare

Roughly over 20% of GLO, GLQ, and GLV’s (“the Funds”) portfolios are dedicated to opportunities in healthcare. We see two levels of opportunity in healthcare. First, we continue to build positions within medical technology and hospital companies as signs point to normalization of industry supply chains and improvements in labor costs. Surgical procedures left undone during COVID times are growing again and high-cost pressures due to inflated travel nurse contracts are beginning to reverse. These trends bode particularly well for our investments in healthcare facilities. Several facilities stocks currently trade at a discount to their historical multiples, and we believe a recovery in volumes could drive both higher earnings and continued multiple expansion.

Secondly, we see pharmaceutical and biotechnology stocks as the cheapest way to buy technology in the marketplace. Higher interest rates and the failure of Silicon Valley Bank, which funded many venture-backed and newly publicly traded companies, led to declines in many biotech issues during the first calendar quarter, providing an excellent buying opportunity for long-term performance. Performance has improved recently, and we think this turn may finally be underpinned by the resurgence of a mergers and acquisitions market and the reopening of broader capital markets. Pfizer Inc.’s $40 billion acquisition of Seagen Inc., and Merck & Co’s $11 billion acquisition of Prometheus Biosciences Inc., underscore our argument that pharmaceutical companies must buy product pipelines. Public market investors we think are valuing strategic assets far below what desperate buyers will pay for out-year earnings.

Clough Global Funds

SHAREHOLDER LETTER

April 30, 2023 (Continued) (Unaudited)

Defense and Aerospace

In both the defense and commercial sides of the business, aircraft building rates are rising, and order activity is strong. We believe highly profitable aftermarket sales will follow, giving further long-range visibility to profitability in the industry. On the defense side, investment in U.S. defense capability has been limited ever since the collapse of the former Soviet Union thirty years ago. Both equipment supplies and technologies have to be widely upgraded and a long demand cycle is likely.

On the commercial side, GLQ & GLO hold investments in both Airbus SE and Boeing Co, while GLV holds an investment in Airbus SE. Airbus is essentially backlogged through 2027. In Boeing’s case, despite a newly reported production glitch on the 737 at Spirit AeroSystems, the primary supplier of the aircraft’s fuselage, the need for these aircraft will only rise and production glitches should be fixed. Forty seven percent of Boeing’s fleet is operating in China and now China seems to be reopening to the company. We believe China needs the 737, air traffic is growing globally, and replacement demand will add further demand over the decade.

Credit Market Opportunities

Investment opportunities in the credit markets, absent during times of super low savings rates, are now reappearing and we are seeking out investment grade companies moving from being cash flow negative to cash flow positive, often with yields 200-300 basis points above U.S. Treasuries. We feel there are also opportunities along the capital structure to add lower grade fixed income securities. Even in a recession, falling profits do not necessarily impair a firm’s ability to service debt, and paying down debt is increasingly a major objective of CEOs.

Carnival Corp, the most popular cruise franchise, has outstanding senior guaranteed bonds with double digit coupons and yields in the mid-teens because of the balance sheet erosion which occurred when the company was closed by COVID. Demand is strong and free cash flow is building. The company can cover all 2023 maturities with current liquidity of $8.1 billion and $300 million in free cash flow. It recently announced the strongest first quarter bookings ever at the highest prices ever. Its market is growing; the average age of its customers pre-COVID has moved down from over 55 years to 30-40 years today, and it has saleable assets. Debt has peaked and we think will decline through 2024. We believe an investment grade weighting will be likely in 2026.

Short Positions

The Funds hold short positions in a major domestic automobile manufacturer and two of the large auto dealer chains. This is an industry which faces two challenges to profitability. One is a cyclical profit decline as supply restrictions ease, volumes rise, pent-up demand becomes sated, and discounts replace high vehicle prices. The second is a more secular profit squeeze as electric vehicles (“EVs”) displace cars powered by internal combustion engines (“ICEs”).

Inventories of ICE vehicles are building as supply chains open, buying incentives are returning, profit margins are peaking cyclically, and U.S. auto companies announce growing losses on EV sales. Automobile deliveries are running 78% higher than a year ago, just as high interest rates depress affordability. And now, U.S. auto manufacturers face heavy development costs to redesign and build out their EV fleets. It is not clear to us that U.S. auto manufacturers can build profitable EV ventures; few will reach the scale necessary to achieve profitability. We think Tesla Inc. will always be the domestic price leader in EVs, and all manufacturers will face a flood of new EV introductions. These are global businesses so even U.S. auto companies will be facing intensive Chinese competition globally.

Given their lack of scale and technology amidst persistent declines in ICE sales, it is highly doubtful that traditional mainstream auto manufacturers will gain the scale necessary to grow profitability as prices decline and battery and other costs accelerate. Tesla lost money for a decade and invested billions of dollars when it was virtually alone in the marketplace. Over 25% of new vehicles sold in China are EVs, an indication of how competitive the world will become in the space; sales of internal combustion vehicles fell 13%.

The Funds are also short two auto dealer chains with large exposure to used car sales. The huge rise in used car prices increased the average gross margins on vehicle sales from $2000 to $5000. Some have added leverage to buy back expensive stock. And now customers find used car loans are tougher to get. As the industry normalizes and gross margins return to average levels, we think profitability will sharply decline. The profit margin decline will be aggravated by the fact that electric vehicles, which require far less maintenance than those powered by ICEs will reduce a critical source of dealer profits.

As always, please don’t hesitate to reach out to us with any questions or comments.

Sincerely,

Charles I Clough, Jr.

William Whelan

Clough Global Funds

SHAREHOLDER LETTER

April 30, 2023 (Continued) (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (the “Funds”) are closed-end funds, which are traded on the NYSE American LLC, and do not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The Morningstar Global Allocation Index represents a multi-asset class portfolio of 60% global equities and 40% global bonds. The asset allocation within each class is driven by Morningstar asset allocation methodology. To maintain broad global exposure and diversification, the index consists of equities & fixed income and utilizes global, float-weighted index methodology to determine allocation to U.S. and non-U.S.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an. indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Funds are subject, and there are significant differences between the Funds’ investments and the components of the indices referenced.

The net asset value (“NAV”) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the Funds’ portfolios, minus liabilities, divided by the total number of fund shares outstanding. However, the Fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-855-425-6844. Read them carefully before investing.

The Funds’ distribution policies will, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Funds and, over time, increase the Funds’ expense ratios.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experiences during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Funds provide a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. For the fiscal year 2022, the Funds’ distribution policies resulted in distributions of capital in the amount of $13,720,430 in the Clough Global Equity Fund and $21,501,359 in the Clough Global Opportunities Fund.

The Funds’ investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

The Funds’ investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by the Funds in real estate investment trusts (“REITs”) will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject the Funds to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Funds’ share price may be more volatile because it also invests in small and medium capitalization companies. Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

Clough Global Dividend and Income Fund

PORTFOLIO ALLOCATION

April 30, 2023 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Total Return as of April 30, 2023(a)

	6 months	1 Year	3 years	5 years	10 years	Annualized Since Inception (7/28/2004)
Clough Global Dividend and Income Fund - NAV(b)	1.07%	-9.25%	1.91%	-0.49%	2.34%	4.88%
Clough Global Dividend and Income Fund - Market Price(c)	-11.04%	-22.84%	-0.15%	-2.63%	1.56%	3.46%
Morningstar Global Allocation TR Index	10.99%	0.50%	5.86%	4.18%	5.23%	6.36%

(a)	Total returns assume reinvestment of all distributions.

(b)	Performance returns are net of management fees and other Fund expenses.

(c)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distribution to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2022 to December 31, 2022 was $0.0906 per share and the Fund paid $0.0597 per share monthly between January 1, 2023 and April 30, 2023. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Dividend and Income Fund

PORTFOLIO ALLOCATION

April 30, 2023 (Continued) (Unaudited)

Global Securities Holdings	% of Total Portfolio(a)
United States of America	60.84%
US Multinational(b)	30.58%
France	3.17%
India	2.10%
Sweden	1.38%
China	1.04%
Japan	1.01%
South Korea	0.47%
Denmark	0.27%
Hong Kong	0.20%
Canada	-0.08%
Spain	-0.11%
Germany	-0.19%
Chile	-0.34%
Italy	-0.38%
Other	0.04%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock - US	80.68%
Common Stock - Foreign	6.76%
Closed-End Funds	1.98%
Preferred Stock	0.97%
Exchange Traded Funds	-3.95%
Total Return Swap Contracts	-0.45%
Total Equities	85.99%

Corporate Bonds	11.73%
U.S. Treasury Obligations	0.63%
Asset-Backed Securities	0.02%
Total Fixed Income	12.38%

Purchased Options	1.78%
Money Market Funds	0.70%
Cash	0.04%
Futures	-0.04%
Written Options	-0.85%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.

(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Equity Fund

PORTFOLIO ALLOCATION

April 30, 2023 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Total Return as of April 30, 2023(a)

	6 months	1 Year	3 years	5 years	10 years	Annualized Since Inception (4/27/2005)
Clough Global Equity Fund - NAV(b)	0.74%	-17.32%	-0.42%	-0.46%	3.46%	5.12%
Clough Global Equity Fund - Market Price(c)	-9.71%	-32.43%	-2.15%	-2.99%	2.59%	3.63%
MSCI Daily TR Gross World USD Index	12.57%	3.72%	13.64%	8.69%	9.29%	7.92%

(a)	Total returns assume reinvestment of all distributions.

(b)	Performance returns are net of management fees and other Fund expenses.

(c)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distribution to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2022 to December 31, 2022 was $0.1162 per share and the Fund paid $0.0599 per share monthly between January 1, 2023 and April 30, 2023. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Equity Fund

PORTFOLIO ALLOCATION

April 30, 2023 (Continued) (Unaudited)

Global Securities Holdings	% of Total Portfolio(a)
United States of America	57.72%
US Multinational(b)	33.44%
India	3.75%
China	2.44%
France	2.16%
Hong Kong	0.56%
South Korea	0.45%
Denmark	0.44%
Switzerland	0.44%
Canada	-0.07%
Spain	-0.12%
Germany	-0.18%
Japan	-0.31%
Chile	-0.32%
Italy	-0.42%
Other	0.02%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock - US	72.23%
Common Stock - Foreign	8.54%
Closed-End Funds	1.46%
Preferred Stock	0.20%
Exchange Traded Funds	0.81%
Total Return Swap Contracts	-0.44%
Total Equities	82.80%

U.S. Treasury Obligations	10.55%
Corporate Bonds	3.55%
Convertible Corporate Bonds	0.02%
Total Fixed Income	14.12%

Money Market Funds	1.76%
Purchased Options	1.70%
Warrants	0.46%
Cash	0.02%
Futures	-0.05%
Written Options	-0.81%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.

(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Opportunities Fund

PORTFOLIO ALLOCATION

April 30, 2023 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Total Return as of April 30, 2023(a)

	6 months	1 Year	3 years	5 years	10 years	Annualized Since Inception (4/25/2006)
Clough Global Opportunities Fund - NAV(b)	0.63%	-18.00%	-1.59%	-1.42%	2.41%	3.34%
Clough Global Opportunities Fund - Market Price(c)	-10.06%	-32.66%	-2.87%	-3.01%	1.67%	1.94%
Morningstar Global Allocation TR Index	10.99%	0.50%	5.86%	4.18%	5.23%	5.35%

(a)	Total returns assume reinvestment of all distributions.

(b)	Performance returns are net of management fees and other Fund expenses.

(c)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distribution to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2022 to December 31, 2022 was $0.0943 per share and the Fund paid $0.0483 per share monthly between January 1, 2023 and April 30, 2023. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Opportunities Fund

PORTFOLIO ALLOCATION

April 30, 2023 (Continued) (Unaudited)

Global Securities Holdings	% of Total Portfolio(a)
United States of America	57.35%
US Multinational(b)	33.52%
India	3.76%
France	2.24%
China	1.49%
Canada	1.10%
Hong Kong	0.56%
South Korea	0.45%
Denmark	0.44%
Switzerland	0.43%
Spain	-0.12%
Germany	-0.18%
Japan	-0.31%
Chile	-0.32%
Italy	-0.43%
Other	0.02%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock - US	69.61%
Common Stock - Foreign	8.37%
Closed-End Funds	1.47%
Preferred Stock	0.37%
Exchange Traded Funds	0.11%
Total Return Swap Contracts	-0.44%
Total Equities	79.49%

Corporate Bonds	8.85%
U.S. Treasury Obligations	8.23%
Convertible Corporate Bonds	0.02%
Total Fixed Income	17.10%

Money Market Funds	2.08%
Purchased Options	1.70%
Warrants	0.47%
Cash	0.02%
Futures	-0.05%
Written Options	-0.81%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.

(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 120.69%
Communication Services - 6.97%
AT&T, Inc.(a)(b)	128,500	$2,270,595
Comcast Corp., Class A(b)	51,800	2,142,966
NetEase, Inc. - ADR	3,370	300,368
Paramount Global(b)	17,000	396,610
Verizon Communications, Inc.(b)	26,900	1,044,527
		6,155,066

Consumer Discretionary - 13.00%
Autoliv, Inc.(b)	17,450	1,497,384
D.R. Horton, Inc.	2,600	285,532
Home Depot, Inc.(a)(b)	9,200	2,764,968
McDonald's Corp.(b)	8,500	2,513,875
Meritage Homes Corp.	2,100	268,905
Newell Brands, Inc.(b)	50,200	609,930
PulteGroup, Inc.	4,300	288,745
Starbucks Corp.(a)(b)	19,100	2,182,939
Wynn Resorts, Ltd.(b)(c)	9,330	1,066,232
		11,478,510

Consumer Staples - 10.28%
Coca-Cola Co.(b)	30,550	1,959,783
General Mills, Inc.(b)	14,400	1,276,272
Kraft Heinz Co.(b)	23,700	930,699
PepsiCo, Inc.(b)	6,800	1,298,052
Procter & Gamble Co.(b)	15,900	2,486,442
Walgreens Boots Alliance, Inc.(b)	32,000	1,128,000
		9,079,248

Energy - 6.70%
Chevron Corp.(a)(b)	10,200	1,719,516
Exxon Mobil Corp.(a)(b)	20,890	2,472,123
Kinder Morgan, Inc.(b)	100,300	1,720,145
		5,911,784

Financials - 15.63%
Bank of America Corp.(a)(b)	62,500	1,830,000
Blackstone Mortgage Trust, Inc.(b)	26,100	476,064
Blackstone Secured Lending Fund(a)(b)	28,300	730,140
Charles Schwab Corp.	8,500	444,040
Comerica, Inc.	15,500	672,235
Golub Capital BDC, Inc.(b)	26,100	351,828
HDFC Bank Ltd. - ADR(a)(b)	19,000	1,326,200
ICICI Bank Ltd. - Sponsored ADR(a)(b)	41,600	946,400
JPMorgan Chase & Co.(b)	13,100	1,810,944
KeyCorp(b)	53,700	604,662
M&T Bank Corp.(b)	5,480	689,384
Morgan Stanley(a)(b)	22,750	2,046,818
Prudential Financial, Inc.(b)	4,000	348,000
Starwood Property Trust, Inc.(b)	35,100	627,939
Visa, Inc.(b)	3,900	907,647
		13,812,301
	Shares	Value
Health Care - 18.50%
AbbVie, Inc.(a)(b)	3,500	$528,920
Amgen, Inc.(b)	3,400	815,116
Baxter International, Inc.(b)	25,300	1,206,304
Bristol-Myers Squibb Co.(b)	20,700	1,382,139
Encompass Health Corp.(b)	11,800	756,970
Gilead Sciences, Inc.(a)(b)	7,700	633,017
Johnson & Johnson(b)	16,640	2,723,968
Medtronic PLC(a)(b)	31,900	2,901,305
Merck & Co., Inc.(a)(b)	15,700	1,812,879
Novo Nordisk A/S - Sponsored ADR(b)	1,730	289,066
Pfizer, Inc.(a)(b)	41,660	1,620,157
Select Medical Holdings Corp.(b)	25,000	762,500
UnitedHealth Group, Inc.(a)(b)	1,875	922,669
		16,355,010

Industrials - 16.19%
3M Co.(b)	15,000	1,593,300
Airbus SE	30,434	4,263,684
Illinois Tool Works, Inc.(b)	2,200	532,268
Johnson Controls International PLC	8,200	490,688
Lockheed Martin Corp.(b)	1,000	464,450
Northrop Grumman Corp.(b)	7,810	3,602,519
Raytheon Technologies Corp.(a)(b)	28,690	2,866,131
United Parcel Service, Inc., Class B(b)	2,700	485,487
		14,298,527

Information Technology - 21.08%
Accenture PLC(b)	3,800	1,065,102
Analog Devices, Inc.(b)	13,400	2,410,392
Apple, Inc.(b)	12,540	2,127,787
Broadcom, Inc.(a)(b)	5,000	3,132,500
Cisco Systems, Inc.(b)	63,700	3,009,825
Lam Research Corp.(b)	2,970	1,556,518
Marvell Technology, Inc.(b)	10,600	418,488
Microsoft Corp.(a)(b)	10,505	3,227,766
Samsung Electronics Co., Ltd.	10,483	513,028
Texas Instruments, Inc.(b)	6,900	1,153,680
		18,615,086

Materials - 3.21%
Dow, Inc.(b)	38,300	2,083,520
International Paper Co.(b)	22,800	754,908
		2,838,428

Real Estate - 4.78%
American Tower Corp.(a)(b)	11,620	2,375,012
Crown Castle, Inc.	3,970	488,667
Simon Property Group, Inc.(b)	5,900	668,588
VICI Properties, Inc.(b)	20,200	685,588
		4,217,855

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

	Shares	Value
Utilities - 4.35%
AES Corp.(b)	44,100	$1,043,406
Duke Energy Corp.(b)	12,800	1,265,664
Exelon Corp.(b)	36,200	1,536,328
		3,845,398

TOTAL COMMON STOCKS
(Cost $99,200,975)		106,607,213

CLOSED-END FUNDS - 2.43%
BlackRock Capital Allocation Trust(b)	34,300	518,616
Blackrock Innovation and Growth Trust(b)	154,100	1,146,504
Mainstay CBRE Global Infrastructure Megatrends Fund(b)	33,400	482,630
		2,147,750

TOTAL CLOSED-END FUNDS
(Cost $2,008,758)		2,147,750

EXCHANGE-TRADED FUNDS - 0.94%
iShares MSCI China ETF(b)	17,400	830,328

TOTAL EXCHANGE-TRADED FUNDS
(Cost $908,082)		830,328

Description/Maturity Date/Rate
PREFERRED STOCKS - 1.19%
Gabelli Equity Trust, Inc., Perpetual Maturity, 5.000%(b)(d)	21,200	484,657
Trinity Capital, Inc., 1/16/2025, 7.000%(b)	22,400	567,840
		1,052,497

TOTAL PREFERRED STOCKS
(Cost $1,090,000)		1,052,497
Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 2.18%
Put Options Purchased - 2.18%
3 Month SOFR Future
12/15/2023, $97, $764,400,000	3,200	$1,620,000
S&P 500 Index
6/16/2023, $3,950, $29,186,360	70	215,950
S&P 500 Index
6/16/2023, $4,050, $8,338,960	20	92,500
		1,928,450

TOTAL PURCHASED OPTIONS
(Cost $2,330,634)		1,928,450

Description/Maturity Date/Rate	Principal Amount
CORPORATE BONDS - 14.39%
Consumer Discretionary - 3.39%
Carnival Corp.
3/1/2026, 7.625%(e)(f)	$970,000	888,006
Melco Resorts Finance Ltd.
7/21/2028, 5.750%(b)(e)(f)	250,000	218,125
PulteGroup, Inc.
1/15/2027, 5.000%(a)(b)	500,000	501,066
Toyota Motor Corp.
3/25/2026, 1.339%(a)(b)	1,500,000	1,381,702
		2,988,899

Consumer Staples - 0.48%
Pilgrim's Pride Corp.
9/30/2027, 5.875%(e)(f)	430,000	428,351

Energy - 2.52%
Exxon Mobil Corp.
3/19/2025, 2.992%(a)(b)	1,000,000	974,355
NGL Energy Operating LLC
2/1/2026, 7.500%(e)(f)	440,000	422,310
Transocean, Inc.
1/15/2026, 7.500%(e)(f)	900,000	831,321
		2,227,986

Financials - 0.48%
Trinity Capital, Inc.
8/24/2026, 4.375%(b)	500,000	426,388

Government - 0.65%
Federal Home Loan Banks
2/27/2026, 5.250%	580,000	578,925

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

Description/Maturity Date/Rate	Principal Amount	Value
Health Care - 0.99%
Tenet Healthcare Corp.
10/1/2028, 6.125%	$900,000	$874,268

Industrials - 3.56%
Avis Budget Car Rental, LLC
7/15/2027, 5.750%(e)(f)	450,000	422,144
Boeing Co.
2/4/2026, 2.196%(b)	490,000	455,670
TransDigm, Inc.
11/15/2027, 5.500%(b)	880,000	845,910
United Airlines 2020-1 Class B Pass Through Trust
1/15/2026, 4.875%	397,300	385,554
US Airways 2012-2 Class A Pass Through Trust
6/3/2025, 4.625%(a)(b)	644,044	611,453
US Airways 2013-1 Class A Pass Through Trust
11/15/2025, 3.950%(a)(b)	443,831	418,278
		3,139,009

Information Technology - 2.32%
Apple, Inc.
5/6/2024, 3.450%(b)	1,000,000	986,063
Broadcom, Inc.
11/15/2025, 3.150%(b)	1,100,000	1,056,057
		2,042,120

TOTAL CORPORATE BONDS
(Cost $12,939,418)		12,705,946

ASSET-BACKED SECURITIES - 0.03%
United States Small Business Administration 12/1/2028, 6.220%(a)(b)	25,595	25,860

TOTAL ASSET-BACKED SECURITIES
(Cost $25,595)		25,860

U.S. TREASURY OBLIGATIONS - 0.77%
Treasury Notes
2/15/2053, 3.625%	170,000	168,605
2/15/2043, 3.875%	180,000	181,955
2/15/2026, 4.000%(b)	330,000	331,921
		682,481

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $678,354)		682,481
	Shares	Value
MONEY MARKET FUNDS - 0.85%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 4.710% (7-day yield)	754,218	$754,218

TOTAL MONEY MARKET FUNDS
(Cost $754,218)		754,218

TOTAL INVESTMENTS - 143.47%
(Cost $119,936,034)		126,734,743

Other Liabilities in Excess of Assets- (43.47)%(g)		(38,401,012)

NET ASSETS - 100.00%		$88,333,731

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (13.47)%
Communication Services - (0.33)%
SoftBank Group Corp.	(7,700)	(287,892)

Consumer Discretionary - (4.53)%
Asbury Automotive Group, Inc.(c)	(4,280)	(828,009)
AutoNation, Inc.(c)	(6,800)	(895,560)
Ford Motor Co.	(64,560)	(766,973)
Harley-Davidson, Inc.	(20,000)	(742,000)
Macy's, Inc.	(19,300)	(315,362)
YETI Holdings, Inc.(c)	(11,400)	(449,730)
		(3,997,634)

Financials - (1.73)%
BNP Paribas	(5,439)	(351,145)
Credit Agricole S.A.	(28,071)	(342,845)
Deutsche Bank AG	(18,300)	(201,483)
Intesa Sanpaolo SpA	(69,163)	(181,725)
Societe Generale S.A.	(5,689)	(138,069)
Toast, Inc.(c)	(3,700)	(67,340)
UniCredit SpA	(11,616)	(229,627)
		(1,512,234)

Health Care - (1.14)%
AMN Healthcare Services, Inc.(c)	(5,370)	(463,699)
Cross Country Healthcare, Inc.(c)	(25,000)	(549,500)
		(1,013,199)

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

	Shares	Value
Industrials - (3.33)%
AMETEK, Inc.	(1,800)	$(248,274)
Caterpillar, Inc.	(1,100)	(240,680)
Eaton Corp. PLC	(1,500)	(250,680)
General Electric Co.	(2,700)	(267,219)
Honeywell International, Inc.	(1,300)	(259,792)
Jacobs Solutions, Inc.	(2,200)	(254,012)
Rockwell Automation, Inc.	(900)	(255,069)
Shoals Technologies Group, Inc.(c)	(19,400)	(405,266)
Textron, Inc.	(3,700)	(247,678)
Trane Technologies PLC	(1,400)	(260,134)
Xylem, Inc.	(2,600)	(269,984)
		(2,958,788)

Information Technology - (1.89)%
Elastic N.V.(c)	(2,200)	(125,950)
International Business Machines Corp.	(6,120)	(773,629)
ON Semiconductor Corp.(c)	(3,100)	(223,076)
Palantir Technologies, Inc.(c)	(17,300)	(134,075)
Shopify, Inc.(c)	(1,700)	(82,365)
Smartsheet, Inc.(c)	(4,600)	(188,002)
UiPath, Inc.(c)	(10,400)	(146,432)
		(1,673,529)

Materials - (0.52)%
O-I Glass, Inc.(c)	(20,300)	(456,141)

TOTAL COMMON STOCKS
(Proceeds $11,540,052)		(11,899,417)

EXCHANGE-TRADED FUNDS - (5.78)%
Consumer Staples Select Sector SPDR Fund	(10,300)	(797,632)
iShares U.S. Industrials ETF	(8,400)	(837,564)
iShares U.S. Real Estate ETF	(13,400)	(1,148,112)
iShares U.S. Financials ETF	(16,200)	(1,185,354)
Utilities Select Sector SPDR Fund	(16,500)	(1,138,170)
		(5,106,832)

TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $4,839,120)		(5,106,832)

TOTAL SECURITIES SOLD SHORT
(Proceeds $16,379,172)		(17,006,249)

Investment Abbreviations:

ADR - American Depository Receipt

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D FEDEF - 1 day effective Federal Funds Rate as of April 30, 2023 was 4.83%

(a)	Loaned security; a portion or all of the security is on loan as of April 30, 2023.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2023, the aggregate value of those securities was $110,854,744, representing 125.50% of net assets. (Note 1 & Note 6)

(c)	Non-income producing security.

(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(e)	Restricted security. (Note 1)

(f)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2023, these securities had an aggregate value of $3,210,257 or 3.64% of net assets.

(g)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

Futures Contracts

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Depreciation
3 Month SOFR	Morgan Stanley	Long	99	December 2023	$23,648,625	$(27,408)	$(27,408)
3 Month SOFR	Morgan Stanley	Long	13	December 2024	3,152,175	(8,672)	(8,672)
3 Month SOFR	Morgan Stanley	Long	45	September 2023	10,704,937	(8,056)	(8,056)
					$37,505,737	$(44,136)	$(44,136)

Call Options Written

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
3 Month SOFR Future	Morgan Stanley	12/15/2023	$98	(3,200)	$(764,400,000)	$(780,000)
					$(764,400,000)	$(780,000)

Put Options Written

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
S&P 500 Index	Morgan Stanley	6/16/2023	$3,750	(70)	$(29,186,360)	$(96,950)
S&P 500 Index	Morgan Stanley	6/16/2023	3,850	(20)	(8,338,960)	(41,000)
					$(37,525,320)	$(137,950)

Total Return Swap Contracts

Reference Entity/Obligation	Counterparty	Floating Rate Received by the Fund(a)	Termination Date	Notional Amount	Value	Net Unrealized Appreciation
Sociedad Quimica y Minera de Chile S.A. - ADR	Morgan Stanley	1D FEDEF - 58 bps	1/3/2024	$(367,185)	$(317,156)	$50,029
				$(367,185)	$(317,156)	$50,029

Reference Entity/Obligation	Counterparty	Floating Rate Received by the Fund(a)	Termination Date	Notional Amount	Value	Net Unrealized Depreciation
Banco Bilbao Vizcaya Argenta	Morgan Stanley	1D FEDEF - 50 bps	10/2/2024	$(118,014)	$(191,362)	$(73,348)
				$(118,014)	$(191,362)	$(73,348)

(a)	Payment received when swap contract closes.

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 120.06%
Communication Services - 7.97%
Alphabet, Inc.(a)(b)(c)	55,980	$6,058,156
NetEase, Inc. - ADR	7,470	665,801
T-Mobile US, Inc.(a)(c)	16,310	2,347,009
Walt Disney Co.(a)(c)	19,300	1,978,250
		11,049,216

Consumer Discretionary - 12.70%
Amazon.com, Inc.(a)(b)(c)	42,210	4,451,044
Booking Holdings, Inc.(a)(c)	400	1,074,524
BYD Co. Ltd.	58,000	1,743,772
D.R. Horton, Inc.	4,100	450,262
DraftKings, Inc.(a)	33,600	736,176
Home Depot, Inc.(b)(c)	3,405	1,023,339
Marriott International, Inc.(c)	3,100	524,954
Melco Resorts & Entertainment Ltd. - ADR(a)(c)	72,400	987,536
Meritage Homes Corp.	3,300	422,565
Norwegian Cruise Line Holdings Ltd.(a)(c)	27,200	363,120
PulteGroup, Inc.	6,700	449,905
Royal Caribbean Cruises Ltd.(a)(b)(c)	47,620	3,115,777
Trip.com Group Ltd. - ADR(a)	18,400	653,384
Wynn Resorts, Ltd.(a)(c)	14,090	1,610,205
		17,606,563

Consumer Staples - 5.13%
Coca-Cola Co.(c)	11,900	763,385
General Mills, Inc.(c)	11,100	983,793
Kraft Heinz Co.(c)	20,800	816,816
Kroger Co.(c)	17,100	831,573
Procter & Gamble Co.(c)	17,500	2,736,650
Walgreens Boots Alliance, Inc.(c)	27,800	979,950
		7,112,167

Energy - 5.51%
Cheniere Energy, Inc.(b)(c)	6,960	1,064,880
Exxon Mobil Corp.(c)	24,390	2,886,313
Kinder Morgan, Inc.(b)(c)	108,900	1,867,635
Schlumberger N.V.(c)	16,000	789,600
Transocean Ltd.(a)(c)	173,500	1,023,650
		7,632,078
	Shares	Value
Financials - 16.74%
Bank of America Corp.(b)(c)	51,000	$1,493,280
Berkshire Hathaway, Inc.(a)(c)	4	2,011,520
Blackstone Mortgage Trust, Inc.(c)	36,900	673,056
Blackstone Secured Lending Fund(b)(c)	44,900	1,158,420
Charles Schwab Corp.	13,300	694,792
Comerica, Inc.(c)	15,600	676,572
HDFC Bank Ltd. - ADR(b)(c)	52,700	3,678,460
ICICI Bank Ltd. - Sponsored ADR(b)(c)	128,600	2,925,650
JPMorgan Chase & Co.(c)	18,100	2,502,144
KeyCorp(c)	54,300	611,418
M&T Bank Corp.(c)	5,560	699,448
Mastercard, Inc.(c)	6,500	2,470,195
Starwood Property Trust, Inc.(c)	27,900	499,131
Visa, Inc.(b)(c)	13,250	3,083,673
		23,177,759

Health Care - 24.96%
2Seventy Bio, Inc.(a)(c)	171,400	1,630,014
Acadia Healthcare Co., Inc.(a)(c)	7,800	563,862
Amphivena Therapeutics, Inc. Series C(a)(d)(e)(f)(g)(h)	334,425	391,411
Apellis Pharmaceuticals, Inc.(a)(b)(c)	14,477	1,207,816
Arcellx, Inc.(a)(b)(c)	39,764	1,697,128
Ascendis Pharma A/S - ADR(a)	4,800	335,808
Baxter International, Inc.(c)	39,400	1,878,592
Boston Scientific Corp.(a)(b)(c)	12,900	672,348
Bristol-Myers Squibb Co.(c)	21,100	1,408,847
Centrexion Therapeutics Corp.(a)(e)(f)(g)(h)	4,336	23,371
Cigna Group(c)	1,900	481,251
CRISPR Therapeutics AG(a)(b)(c)	15,710	768,847
Elevance Health, Inc.(c)	1,800	843,570
Eli Lilly and Co.(b)(c)	3,205	1,268,731
Encompass Health Corp.(c)	18,300	1,173,945
Halozyme Therapeutics, Inc.(a)(c)	18,100	581,553
HCA Healthcare, Inc.(c)	4,830	1,387,804
Hologic, Inc.(a)(c)	10,000	860,100
Illumina, Inc.(a)(c)	8,345	1,715,398
Jazz Pharmaceuticals PLC(a)(b)(c)	9,320	1,309,180
Johnson & Johnson(c)	26,470	4,333,139
Legend Biotech Corp. - ADR(a)(b)(c)	12,300	845,133
Merck & Co., Inc.(b)(c)	15,260	1,762,072
Novo Nordisk A/S - Sponsored ADR(c)	2,600	434,434
Select Medical Holdings Corp.(c)	38,900	1,186,450
Surgery Partners, Inc.(a)(b)(c)	21,600	856,656
Tenet Healthcare Corp.(a)(b)(c)	11,370	833,648
UnitedHealth Group, Inc.(b)(c)	2,390	1,176,095
Veracyte, Inc.(a)(b)(c)	32,100	726,744
Vertex Pharmaceuticals, Inc.(a)(c)	3,945	1,344,180
Zimmer Biomet Holdings, Inc.(c)	6,170	854,175
		34,552,302

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

	Shares	Value
Industrials - 18.76%
Airbus SE	37,902	$5,309,922
Boeing Co.(a)(b)(c)	18,990	3,926,752
Deere & Co.(c)	1,200	453,624
Hertz Global Holdings, Inc.(a)(b)(c)	21,500	358,620
Lockheed Martin Corp.(c)	1,000	464,450
Northrop Grumman Corp.(c)	14,045	6,478,537
Raytheon Technologies Corp.(b)(c)	47,530	4,748,247
TransDigm Group, Inc.(b)(c)	5,587	4,274,055
		26,014,207

Information Technology - 19.80%
Accenture PLC(c)	5,800	1,625,682
Amphenol Corp.(c)	6,700	505,649
Analog Devices, Inc.(c)	19,200	3,453,696
Apple, Inc.(b)(c)	20,620	3,498,802
Broadcom, Inc.(b)(c)	5,800	3,633,700
Cisco Systems, Inc.(c)	26,500	1,252,125
Lam Research Corp.(b)(c)	6,090	3,191,647
Marvell Technology, Inc.(c)	16,000	631,680
Microsoft Corp.(b)(c)	18,095	5,559,870
Palo Alto Networks, Inc.(a)(b)(c)	6,270	1,144,024
Qualcomm, Inc.(b)(c)	18,600	2,172,480
Samsung Electronics Co., Ltd.	16,231	794,330
		27,463,685

Materials - 2.50%
Air Products and Chemicals, Inc.(c)	2,900	853,644
Linde PLC(c)	4,900	1,810,305
Sherwin-Williams Co.(c)	3,300	783,882
		3,447,831

Real Estate - 3.21%
American Tower Corp.(b)(c)	13,760	2,812,406
Crown Castle, Inc.(c)	6,160	758,234
Prologis, Inc.(c)	3,700	463,425
Simon Property Group, Inc.(c)	3,700	419,284
		4,453,349

Utilities - 2.78%
AES Corp.(c)	42,300	1,000,818
Duke Energy Corp.(c)	12,400	1,226,112
Exelon Corp.(c)	38,400	1,629,696
		3,856,626

TOTAL COMMON STOCKS
(Cost $153,717,379)		166,365,783
	Shares	Value
CLOSED-END FUNDS - 1.86%
BlackRock Capital Allocation Trust(c)	52,200	$789,264
Blackrock Innovation and Growth Trust(b)(c)	142,900	1,063,176
Mainstay CBRE Global Infrastructure Megatrends Fund(c)	50,400	728,280
		2,580,720

TOTAL CLOSED-END FUNDS
(Cost $2,392,188)		2,580,720

EXCHANGE-TRADED FUNDS - 1.03%
iShares MSCI China ETF(c)	26,000	1,240,720
United States Natural Gas Fund, LP(a)(b)(c)	26,500	185,765
		1,426,485

TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,872,419)		1,426,485

Description/Maturity Date/Rate
PREFERRED STOCKS - 0.26%
Centrexion Therapeutics Corp. Series D Preferred, Perpetual Maturity, (a)(d)(e)(f)(g)(h)(i)	66,719	359,616

TOTAL PREFERRED STOCKS
(Cost $701,250)		359,616

WARRANTS - 0.58%
Hertz Global Holdings, Inc. Strike Price $13.80, Expires 6/30/2051(a)	85,790	806,426

TOTAL WARRANTS
(Cost $1,375,740)		806,426

Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts
PURCHASED OPTIONS - 2.17%
Put Options Purchased - 2.17%
3 Month SOFR Future
12/15/2023, $97, $1,194,375,000	5,000	2,531,250
S&P 500 Index
6/16/2023, $3,950, $41,694,800	100	308,500
S&P 500 Index
6/16/2023, $4,050, $14,593,180	35	161,875
		3,001,625

TOTAL PURCHASED OPTIONS
(Cost $3,563,086)		3,001,625

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS - 4.52%
Consumer Discretionary - 0.99%
Carnival Corp.
3/1/2026, 7.625%(b)(c)(d)(f)	$1,500,000	$1,373,206

Energy - 0.97%
Transocean, Inc.
1/15/2026, 7.500%(b)(c)(d)(f)	1,450,000	1,339,350

Government - 0.64%
Federal Home Loan Banks
2/27/2026, 5.250%	890,000	888,350

Industrials - 1.92%
Boeing Co.
2/4/2026, 2.196%(b)(c)	740,000	688,155
TransDigm, Inc.
11/15/2027, 5.500%(b)(c)	1,360,000	1,307,315
US Airways 2013-1 Class A Pass Through Trust
11/15/2025, 3.950%(c)	710,130	669,246
		2,664,716

TOTAL CORPORATE BONDS
(Cost $6,238,050)		6,265,622

CONVERTIBLE CORPORATE BONDS - 0.02%
Health Care - 0.02%
Amphivena Convertible Note PP 12/31/2049(a)(d)(e)(f)(g)(h)	108,750	32,625

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $108,750)		32,625

U.S. TREASURY OBLIGATIONS - 13.43%
Treasury Notes
2/15/2053, 3.625%	3,380,000	3,352,273
2/15/2043, 3.875%	3,700,000	3,740,180
2/15/2026, 4.000%(c)	2,820,000	2,836,413
1/31/2025, 4.125%(c)	2,820,000	2,815,869
11/15/2042, 4.000%	2,800,000	2,884,875
11/15/2052, 4.000%	2,800,000	2,973,688
		18,603,298

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,519,613)		18,603,298
	Shares	Value
MONEY MARKET FUNDS - 2.24%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 4.710% (7-day yield)	3,108,064	$3,108,064

TOTAL MONEY MARKET FUNDS
(Cost $3,108,064)		3,108,064

TOTAL INVESTMENTS - 146.17%
(Cost $191,596,539)		202,550,264

Other Liabilities in Excess of Assets- (46.17)%(j)		(63,975,857)

NET ASSETS - 100.00%		$138,574,407

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (17.31)%
Communication Services - (0.39)%
SoftBank Group Corp.	(14,600)	(545,873)

Consumer Discretionary - (5.36)%
Asbury Automotive Group, Inc.(a)	(6,580)	(1,272,967)
AutoNation, Inc.(a)	(10,450)	(1,376,265)
Ford Motor Co.	(128,280)	(1,523,966)
Harley-Davidson, Inc.	(37,300)	(1,383,830)
Macy's, Inc.	(72,100)	(1,178,114)
YETI Holdings, Inc.(a)	(17,700)	(698,265)
		(7,433,407)

Financials - (1.92)%
BNP Paribas	(9,800)	(632,693)
Credit Agricole S.A.	(50,875)	(621,362)
Deutsche Bank AG	(28,100)	(309,381)
Intesa Sanpaolo SpA	(124,563)	(327,288)
Societe Generale S.A.	(10,239)	(248,495)
Toast, Inc.(a)	(5,600)	(101,920)
UniCredit SpA	(21,040)	(415,922)
		(2,657,061)

Health Care - (2.59)%
AmerisourceBergen Corp.	(4,300)	(717,455)
AMN Healthcare Services, Inc.(a)	(8,210)	(708,934)
Cross Country Healthcare, Inc.(a)	(38,900)	(855,022)
Danaher Corp.	(2,700)	(639,657)
STERIS PLC	(3,500)	(659,925)
		(3,580,993)

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

	Shares	Value
Industrials - (4.37)%
AMETEK, Inc.	(2,800)	$(386,204)
Caterpillar, Inc.	(1,800)	(393,840)
Eaton Corp. PLC	(2,400)	(401,088)
General Electric Co.	(4,300)	(425,571)
Honeywell International, Inc.	(2,100)	(419,664)
Jacobs Solutions, Inc.	(3,500)	(404,110)
Paychex, Inc.	(6,000)	(659,160)
Rockwell Automation, Inc.	(1,400)	(396,774)
Shoals Technologies Group, Inc.(a)	(30,000)	(626,700)
Textron, Inc.	(5,800)	(388,252)
Trane Technologies PLC	(2,100)	(390,201)
Waste Management, Inc.	(4,500)	(747,225)
Xylem, Inc.	(4,000)	(415,360)
		(6,054,149)

Information Technology - (2.17)%
Elastic N.V.(a)	(3,500)	(200,375)
International Business Machines Corp.	(6,240)	(788,798)
ON Semiconductor Corp.(a)	(5,800)	(417,368)
Palantir Technologies, Inc.(a)	(27,000)	(209,250)
Roper Technologies, Inc.	(1,600)	(727,648)
Shopify, Inc.(a)	(2,700)	(130,815)
Smartsheet, Inc.(a)	(7,300)	(298,351)
UiPath, Inc.(a)	(16,300)	(229,504)
		(3,002,109)

Materials - (0.51)%
O-I Glass, Inc.(a)	(31,500)	(707,805)

TOTAL COMMON STOCKS
(Proceeds $23,416,642)		(23,981,397)

TOTAL SECURITIES SOLD SHORT
(Proceeds $23,416,642)		(23,981,397)

Investment Abbreviations:

ADR - American Depository Receipt

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D FEDEF - 1 day effective Federal Funds Rate as of April 30, 2023 was 4.83%

(a)	Non-income producing security.

(b)	Loaned security; a portion or all of the security is on loan as of April 30, 2023.

(c)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2023, the aggregate value of those securities was $168,731,043, representing 121.79% of net assets. (Note 1 & Note 6)
(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2023, these securities had an aggregate value of $3,496,208 or 2.52% of net assets.

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets (Note 1)

(f)	Restricted security. (Note 1)

(g)	Fair valued security; valued in accordance with procedures approved by the Board. As of April 30, 2023, these securities had an aggregate value of $807,023 or 0.58% of total net assets.

(h)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2023, these securities had an aggregate value of $807,023 or 0.58% of net assets.

(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(j)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

Futures Contracts

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Depreciation
3 Month SOFR	Morgan Stanley	Long	189	December 2023	$45,147,375	$(52,326)	$(52,326)
3 Month SOFR	Morgan Stanley	Long	20	December 2024	4,849,500	(13,341)	(13,341)
3 Month SOFR	Morgan Stanley	Long	85	September 2023	20,220,437	(15,217)	(15,217)
					$70,217,312	$(80,884)	$(80,884)

Call Options Written

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
3 Month SOFR Future	Morgan Stanley	12/15/2023	$98	(5,000)	$(1,194,375,000)	$(1,218,750)
					$(1,194,375,000)	$(1,218,750)

Put Options Written

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
S&P 500 Index	Morgan Stanley	6/16/2023	$3,750	(100)	$(41,694,800)	$(138,500)
S&P 500 Index	Morgan Stanley	6/16/2023	3,850	(35)	(14,593,180)	(71,750)
					$(56,287,980)	$(210,250)

Total Return Swap Contracts

Reference Entity/Obligation	Counterparty	Floating Rate Received by the Fund(a)	Termination Date	Notional Amount	Value	Net Unrealized Appreciation
Sociedad Quimica y Minera de Chile S.A. - ADR	Morgan Stanley	1D FEDEF - 58 bps	1/3/2024	$(562,239)	$(485,856)	$76,383
				$(562,239)	$(485,856)	$76,383

Reference Entity/Obligation	Counterparty	Floating Rate Received by the Fund(a)	Termination Date	Notional Amount	Value	Net Unrealized Depreciation
Banco Bilbao Vizcaya Argenta	Morgan Stanley	1D FEDEF - 50 bps	10/2/2024	$(213,058)	$(345,477)	$(132,419)
				$(213,058)	$(345,477)	$(132,419)

(a)	Payment received when swap contract closes.

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 116.44%
Communication Services - 6.93%
Alphabet, Inc.(a)(b)(c)	102,890	$11,134,756
NetEase, Inc. - ADR	8,710	776,322
T-Mobile US, Inc.(a)(b)(c)	30,030	4,321,317
Walt Disney Co.(a)(c)	12,700	1,301,750
		17,534,145

Consumer Discretionary - 12.56%
Amazon.com, Inc.(a)(b)(c)	77,430	8,164,993
Booking Holdings, Inc.(a)(c)	700	1,880,417
BYD Co. Ltd.	107,500	3,231,991
D.R. Horton, Inc.(c)	7,400	812,668
DraftKings, Inc.(a)(c)	61,200	1,340,892
Home Depot, Inc.(c)	6,230	1,872,364
Marriott International, Inc.(c)	5,600	948,304
Melco Resorts & Entertainment Ltd. - ADR(a)(c)	132,800	1,811,392
Meritage Homes Corp.	6,000	768,300
Norwegian Cruise Line Holdings Ltd.(a)(c)	49,800	664,830
PulteGroup, Inc.	12,100	812,515
Royal Caribbean Cruises Ltd.(a)(b)(c)	88,247	5,774,001
Trip.com Group Ltd. - ADR(a)	21,500	763,465
Wynn Resorts, Ltd.(a)(c)	25,820	2,950,710
		31,796,842

Consumer Staples - 5.14%
Coca-Cola Co.(c)	21,800	1,398,470
General Mills, Inc.(c)	20,000	1,772,600
Kraft Heinz Co.(c)	38,200	1,500,114
Kroger Co.(c)	31,400	1,526,982
Procter & Gamble Co.(c)	32,100	5,019,798
Walgreens Boots Alliance, Inc.(b)(c)	50,800	1,790,700
		13,008,664

Energy - 5.50%
Cheniere Energy, Inc.(c)	12,635	1,933,155
Exxon Mobil Corp.(b)(c)	44,420	5,256,663
Kinder Morgan, Inc.(b)(c)	198,534	3,404,858
Schlumberger N.V.(c)	29,300	1,445,955
Transocean Ltd.(a)(c)	318,000	1,876,200
		13,916,831
	Shares	Value
Financials - 16.17%
Bank of America Corp.(c)	92,700	$2,714,256
Berkshire Hathaway, Inc.(a)(c)	9	4,525,920
Blackstone Mortgage Trust, Inc.(c)	67,573	1,232,532
Blackstone Secured Lending Fund(b)(c)	83,480	2,153,784
Charles Schwab Corp.(c)	24,200	1,264,208
Comerica, Inc.(c)	28,500	1,236,045
HDFC Bank Ltd. - ADR(b)(c)	96,275	6,719,995
ICICI Bank Ltd. - Sponsored ADR(b)(c)	235,100	5,348,525
JPMorgan Chase & Co.(c)	33,000	4,561,920
KeyCorp(c)	99,000	1,114,740
M&T Bank Corp.(c)	10,130	1,274,354
Mastercard, Inc.(c)	5,900	2,242,177
Starwood Property Trust, Inc.(c)	50,873	910,118
Visa, Inc.(b)(c)	24,140	5,618,102
		40,916,676

Health Care - 23.02%
2Seventy Bio, Inc.(a)(c)	312,400	2,970,924
Acadia Healthcare Co., Inc.(a)(c)	14,300	1,033,747
Amphivena Therapeutics, Inc. Series C (a)(d)(e)(f)(g)(h)	780,326	913,294
Apellis Pharmaceuticals, Inc.(a)(b)(c)	26,466	2,208,058
Arcellx, Inc.(a)(b)(c)	79,706	3,401,852
Ascendis Pharma A/S - ADR(a)	8,700	608,652
Baxter International, Inc.(c)	71,900	3,428,192
Boston Scientific Corp.(a)(c)	23,700	1,235,244
Centrexion Therapeutics Corp.(a)(e)(f)(g)(h)	14,166	76,355
CRISPR Therapeutics AG(a)(c)	28,151	1,377,710
Elevance Health, Inc.(c)	3,200	1,499,680
Eli Lilly and Co.(c)	5,840	2,311,822
Encompass Health Corp.(c)	33,400	2,142,610
Halozyme Therapeutics, Inc.(a)(c)	32,900	1,057,077
HCA Healthcare, Inc.(c)	8,830	2,537,124
Hologic, Inc.(a)(b)(c)	18,390	1,581,724
Illumina, Inc.(a)(c)	15,250	3,134,790
Jazz Pharmaceuticals PLC(a)(b)(c)	16,980	2,385,181
Johnson & Johnson(c)	35,815	5,862,916
Legend Biotech Corp. - ADR(a)(c)	22,700	1,559,717
Merck & Co., Inc.(c)	27,800	3,210,066
Novo Nordisk A/S - Sponsored ADR(c)	4,770	797,019
Select Medical Holdings Corp.(c)	70,900	2,162,450
Surgery Partners, Inc.(a)(b)(c)	39,846	1,580,292
Tenet Healthcare Corp.(a)(b)(c)	20,920	1,533,854
UnitedHealth Group, Inc.(b)(c)	4,320	2,125,829
Veracyte, Inc.(a)(b)(c)	58,700	1,328,968
Vertex Pharmaceuticals, Inc.(a)(b)(c)	7,235	2,465,182
Zimmer Biomet Holdings, Inc.(c)	11,340	1,569,910
		58,100,239

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

	Shares	Value
Industrials - 19.00%
Airbus SE	70,865	$9,927,909
Boeing Co.(a)(c)	35,725	7,387,215
Deere & Co.(c)	2,300	869,446
Hertz Global Holdings, Inc.(a)(b)(c)	39,800	663,864
Lockheed Martin Corp.(c)	1,900	882,455
Northrop Grumman Corp.(c)	25,630	11,822,350
Raytheon Technologies Corp.(b)(c)	87,020	8,693,298
TransDigm Group, Inc.(b)(c)	10,188	7,793,820
		48,040,357

Information Technology - 19.61%
Accenture PLC(c)	10,700	2,999,103
Analog Devices, Inc.(b)(c)	35,000	6,295,800
Apple, Inc.(b)(c)	37,700	6,396,936
Broadcom, Inc.(b)(c)	10,800	6,766,200
Cisco Systems, Inc.(c)	48,200	2,277,450
Lam Research Corp.(b)(c)	11,230	5,885,418
Marvell Technology, Inc.(c)	29,400	1,160,712
Microsoft Corp.(c)	33,225	10,208,714
Palo Alto Networks, Inc.(a)(b)(c)	11,590	2,114,711
Qualcomm, Inc.(b)(c)	33,900	3,959,520
Samsung Electronics Co., Ltd.	29,714	1,454,175
		49,518,739

Materials - 2.50%
Air Products and Chemicals, Inc.(c)	5,300	1,560,108
Linde PLC(c)	9,000	3,325,050
Sherwin-Williams Co.(c)	6,000	1,425,240
		6,310,398

Real Estate - 3.22%
American Tower Corp.(c)	25,140	5,138,365
Crown Castle, Inc.(c)	11,205	1,379,223
Prologis, Inc.(c)	6,800	851,700
Simon Property Group, Inc.(c)	6,800	770,576
		8,139,864

Utilities - 2.79%
AES Corp.(c)	77,400	1,831,284
Duke Energy Corp.(c)	22,800	2,254,464
Exelon Corp.(c)	70,200	2,979,288
		7,065,036

TOTAL COMMON STOCKS
(Cost $271,922,111)		294,347,791

	Shares	Value
CLOSED-END FUNDS - 1.87%
BlackRock Capital Allocation Trust(c)	95,700	$1,446,984
Blackrock Innovation and Growth Trust(c)	262,600	1,953,744
Mainstay CBRE Global Infrastructure Megatrends Fund(c)	92,400	1,335,180
		4,735,908

TOTAL CLOSED-END FUNDS
(Cost $4,389,933)		4,735,908

EXCHANGE-TRADED FUNDS - 0.14%
United States Natural Gas Fund, LP(a)(c)	48,600	340,686

TOTAL EXCHANGE-TRADED FUNDS
(Cost $945,459)		340,686

Description/Maturity Date/Rate
PREFERRED STOCKS - 0.46%
Centrexion Therapeutics Corp. Series D Preferred, Perpetual Maturity, (a)(d)(e)(f)(g)(h)(i)	217,952	1,174,761

TOTAL PREFERRED STOCKS
(Cost $2,290,759)		1,174,761

WARRANTS - 0.59%
Hertz Global Holdings, Inc. Strike Price $13.80, Expires 6/30/2051(a)(b)(c)	159,034	1,494,920

TOTAL WARRANTS
(Cost $2,549,805)		1,494,920

Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts
PURCHASED OPTIONS - 2.16%
Put Options Purchased - 2.16%
3 Month SOFR Future
12/15/2023, $97, $2,149,875,000	9,000	4,556,250
S&P 500 Index
6/16/2023, $3,950, $83,389,600	200	617,000
S&P 500 Index
6/16/2023, $4,050, $26,684,672	64	296,000
		5,469,250
TOTAL PURCHASED OPTIONS
(Cost $6,654,735)		5,469,250

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS - 11.24%
Consumer Discretionary - 1.01%
Carnival Corp.
3/1/2026, 7.625%(c)(d)(f)	$2,800,000	$2,563,317

Consumer Staples - 0.49%
Pilgrim's Pride Corp.
9/30/2027, 5.875%(c)(d)(f)	1,240,000	1,235,245

Energy - 1.46%
NGL Energy Operating LLC
2/1/2026, 7.500%(c)(d)(f)	1,230,000	1,180,548
Transocean, Inc.
1/15/2026, 7.500%(c)(d)(f)	2,700,000	2,493,963
		3,674,511

Government - 0.65%
Federal Home Loan Banks
2/27/2026, 5.250%	1,640,000	1,636,960

Health Care - 0.98%
Tenet Healthcare Corp.
10/1/2028, 6.125%(c)	2,560,000	2,486,805

Industrials - 5.89%
Air Canada 2013-1 Class A Pass Through Trust
5/15/2025, 4.125%(b)(c)(d)(f)	3,995,257	3,776,347
American Airlines 2019-1 Class A Pass Through Trust
2/15/2032, 3.500%(b)(c)	3,684,056	3,034,739
Avis Budget Car Rental, LLC
7/15/2027, 5.750%(c)(d)(f)	1,280,000	1,200,766
Boeing Co.
2/4/2026, 2.196%(c)	1,360,000	1,264,718
Hexcel Corp.
8/15/2025, 4.950%(b)(c)	1,000,000	982,948
TransDigm, Inc.
11/15/2027, 5.500%(c)	2,500,000	2,403,153
United Airlines 2020-1 Class B Pass Through Trust
1/15/2026, 4.875%	1,096,000	1,063,598
US Airways 2013-1 Class A Pass Through Trust
11/15/2025, 3.950%(b)(c)	1,242,727	1,171,179
		14,897,448
Description/Maturity Date/Rate	Principal Amount	Value
Information Technology - 0.76%
Broadcom, Inc.
11/15/2025, 3.150%(c)	$2,000,000	$1,920,104

TOTAL CORPORATE BONDS
(Cost $28,773,184)		28,414,390

CONVERTIBLE CORPORATE BONDS - 0.03%
Health Care - 0.03%
Amphivena Convertible Note PP
12/31/2049(a)(d)(e)(f)(g)(h)	253,750	76,125

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $253,750)		76,125

U.S. TREASURY OBLIGATIONS - 10.45%
Treasury Notes
2/15/2053, 3.625%(c)	6,770,000	6,714,465
2/15/2043, 3.875%	7,370,000	7,450,034
2/15/2026, 4.000%(c)	6,230,000	6,266,260
1/31/2025, 4.125%(c)	6,000,000	5,991,211
		26,421,970

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,321,836)		26,421,970

	Shares
MONEY MARKET FUNDS - 2.65%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 4.710% (7-day yield)	6,692,999	6,692,999

TOTAL MONEY MARKET FUNDS
(Cost $6,692,999)		6,692,999

TOTAL INVESTMENTS - 146.03%
(Cost $350,794,571)		369,168,800

Other Liabilities in Excess of Assets- (46.03)%(j)		(116,374,006)

NET ASSETS - 100.00%		$252,794,794

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (17.38)%
Communication Services - (0.40)%
SoftBank Group Corp.	(26,800)	(1,002,012)

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

	Shares	Value
Consumer Discretionary - (5.40)%
Asbury Automotive Group, Inc.(a)	(12,080)	$(2,336,997)
AutoNation, Inc.(a)	(19,180)	(2,526,006)
Ford Motor Co.	(233,520)	(2,774,217)
Harley-Davidson, Inc.	(69,300)	(2,571,030)
Macy's, Inc.	(133,200)	(2,176,488)
YETI Holdings, Inc.(a)	(32,200)	(1,270,290)
		(13,655,028)

Financials - (1.92)%
BNP Paribas	(17,970)	(1,160,153)
Credit Agricole S.A.	(92,565)	(1,130,543)
Deutsche Bank AG	(51,700)	(569,217)
Intesa Sanpaolo SpA	(229,253)	(602,360)
Societe Generale S.A.	(18,790)	(456,023)
Toast, Inc.(a)	(10,300)	(187,460)
UniCredit SpA	(38,679)	(764,613)
		(4,870,369)

Health Care - (2.61)%
AmerisourceBergen Corp.	(8,000)	(1,334,800)
AMN Healthcare Services, Inc.(a)	(15,200)	(1,312,520)
Cross Country Healthcare, Inc.(a)	(70,800)	(1,556,184)
Danaher Corp.	(4,900)	(1,160,859)
STERIS PLC	(6,500)	(1,225,575)
		(6,589,938)

Industrials - (4.36)%
AMETEK, Inc.	(5,100)	(703,443)
Caterpillar, Inc.	(3,200)	(700,160)
Eaton Corp. PLC	(4,300)	(718,616)
General Electric Co.	(7,800)	(771,966)
Honeywell International, Inc.	(3,800)	(759,392)
Jacobs Solutions, Inc.	(6,300)	(727,398)
Paychex, Inc.	(11,000)	(1,208,460)
Rockwell Automation, Inc.	(2,500)	(708,525)
Shoals Technologies Group, Inc.(a)	(54,700)	(1,142,683)
Textron, Inc.	(10,500)	(702,870)
Trane Technologies PLC	(3,900)	(724,659)
Waste Management, Inc.	(8,300)	(1,378,215)
Xylem, Inc.	(7,300)	(758,032)
		(11,004,419)

Information Technology - (2.18)%
Elastic N.V.(a)	(6,300)	(360,675)
International Business Machines Corp.	(11,280)	(1,425,905)
ON Semiconductor Corp.(a)	(10,900)	(784,364)
Palantir Technologies, Inc.(a)	(49,500)	(383,625)
Roper Technologies, Inc.	(3,000)	(1,364,340)
Shopify, Inc.(a)	(5,100)	(247,095)
Smartsheet, Inc.(a)	(13,300)	(543,571)
UiPath, Inc.(a)	(29,900)	(420,992)
		(5,530,567)
	Shares	Value
Materials - (0.51)%
O-I Glass, Inc.(a)	(57,400)	$(1,289,779)

TOTAL COMMON STOCKS
(Proceeds $42,906,045)		(43,942,112)

TOTAL SECURITIES SOLD SHORT
(Proceeds $42,906,045)		(43,942,112)

Investment Abbreviations:

ADR - American Depository Receipt

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D FEDEF - 1 day effective Federal Funds Rate as of April 30, 2023 was 4.83%

(a)	Non-income producing security.

(b)	Loaned security; a portion or all of the security is on loan as of April 30, 2023.

(c)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2023, the aggregate value of those securities was $326,272,095, representing 129.06% of net assets. (Note 1 & Note 6)

(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2023, these securities had an aggregate value of $14,614,366 or 5.78% of net assets.

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets (Note 1)

(f)	Restricted security. (Note 1)

(g)	Fair valued security; valued in accordance with procedures approved by the Board. As of April 30, 2023, these securities had an aggregate value of $2,240,535 or 0.88% of total net assets.

(h)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2023, these securities had an aggregate value of $2,240,535 or 0.88% of net assets.

(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(j)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2023 (Continued) (Unaudited)

Futures Contracts
Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Depreciation
3 Month SOFR	Morgan Stanley	Long	344	December 2023	$82,173,000	$(95,238)	$(95,238)
3 Month SOFR	Morgan Stanley	Long	36	December 2024	8,729,100	(24,014)	(24,014)
3 Month SOFR	Morgan Stanley	Long	155	September 2023	36,872,563	(27,749)	(27,749)
					$127,774,663	$(147,001)	$(147,001)

Call Options Written Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
3 Month SOFR Future	Morgan Stanley	12/15/2023	$98	(9,000)	$(2,149,875,000)	$(2,193,750)
					$(2,149,875,000)	$(2,193,750)

Put Options Written Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
S&P 500 Index	Morgan Stanley	6/16/2023	$3,750	(200)	$(83,389,600)	$(277,000)
S&P 500 Index	Morgan Stanley	6/16/2023	3,850	(64)	(26,684,672)	(131,200)
					$(110,074,272)	$(408,200)

Total Return Swap Contracts

Reference Entity/Obligation	Counterparty	Floating Rate Received by the Fund(a)	Termination Date	Notional Amount	Value	Net Unrealized Appreciation
Sociedad Quimica y Minera de Chile S.A. - ADR	Morgan Stanley	1D FEDEF - 58 bps	1/3/2024	$(1,030,802)	$(890,736)	$140,066
				$(1,030,802)	$(890,736)	$140,066

Reference Entity/Obligation	Counterparty	Floating Rate Received by the Fund(a)	Termination Date	Notional Amount	Value	Net Unrealized Depreciation
Banco Bilbao Vizcaya Argenta	Morgan Stanley	1D FEDEF - 50 bps	10/2/2024	$(392,973)	$(637,213)	$(244,240)
				$(392,973)	$(637,213)	$(244,240)

(a)	Payment received when swap contract closes.

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2023 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:
Investments, at value*	$126,734,743	$202,550,264	$369,168,800
Foreign currencies, at value	38,680	41,012	77,403
Variation margin receivable for futures contracts	6,113	10,913	19,813
Deposit with broker for futures contracts	1,036,969	1,741,525	3,189,038
Deposit with broker for written options	1,833,344	2,971,176	5,394,754
Deposit with broker for total return swap contracts	174,696	280,700	515,576
Deposit with broker for securities sold short	18,262,937	23,804,197	43,735,267
Dividends receivable	151,554	101,665	162,434
Interest receivable	229,065	435,105	853,879
Receivable for investments sold	685,577	—	—
Receivable for total return swap contracts	7,973	12,931	23,761
Unrealized appreciation on total return swap contracts	50,029	76,383	140,066
Total Assets	149,211,680	232,025,871	423,280,791
LIABILITIES:
Loan payable	40,000,000	62,000,000	112,000,000
Interest on loan payable	213,493	315,410	594,562
Securities sold short, at value	17,006,249	23,981,397	43,942,112
Written options, at value	917,950	1,429,000	2,601,950
Payable for investments purchased	2,544,924	5,350,670	10,670,437
Unrealized depreciation on total return swap contracts	73,348	132,419	244,240
Dividends payable - short sales	12,247	23,759	43,195
Accrued investment advisory fee	87,798	172,781	349,705
Accrued administration fee	10,775	15,820	29,618
Accrued trustees fee	6,773	6,773	6,773
Other payables and accrued expenses	4,392	23,435	3,405
Total Liabilities	60,877,949	93,451,464	170,485,997
NET ASSETS	$88,333,731	$138,574,407	$252,794,794

COMPOSITION OF NET ASSETS:
Paid in capital	$109,023,673	$215,698,325	$405,359,420
Distributable earnings/(Accumulated loss)	(20,689,942)	(77,123,918)	(152,564,626)
NET ASSETS	$88,333,731	$138,574,407	$252,794,794

Shares outstanding, unlimited shares authorized	12,709,583	19,124,621	43,545,722
Net Asset Value, per share	$6.95	$7.25	$5.81

INVESTMENTS, AT COST	$119,936,034	$191,596,539	$350,794,571
FOREIGN CURRENCIES, AT COST	38,699	41,033	77,441
PROCEEDS OF SECURITIES SOLD SHORT	16,379,172	23,416,642	42,906,045
PREMIUMS RECEIVED ON WRITTEN OPTIONS	1,056,013	1,602,325	3,020,336

* SECURITIES LOANED, AT VALUE	$34,663,985	$57,569,628	$100,466,531

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF OPERATIONS

For the six months ended April 30, 2023 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:
Dividends*	$1,791,371	$1,469,206	$2,667,682
Interest and other income	840,853	1,340,656	2,627,422
Hypothecated securities income (Note 6)	11,200	26,202	80,637
Total Income	2,643,424	2,836,064	5,375,741
EXPENSES:
Investment advisory fee	580,113	1,177,723	2,395,870
Administration fee	241,416	420,852	766,215
Interest on loan	1,362,526	2,307,751	4,247,636
Trustees' fees	76,957	76,957	76,957
Dividend expense - short sales	177,715	208,474	382,433
Total Expenses	2,446,052	4,202,288	7,885,812
NET INVESTMENT INCOME/(LOSS)	197,372	(1,366,224)	(2,510,071)
Net realized gain/(loss) on:
Investment securities	(8,077,041)	(19,125,079)	(36,506,454)
Futures contracts	(458,111)	(839,212)	(1,528,057)
Securities sold short	(2,366,058)	(5,323,908)	(9,795,238)
Total return swap contracts	(82,804)	(114,598)	(212,063)
Written options	2,433,877	4,038,601	7,441,248
Foreign currency related transactions	(27,200)	(56,016)	(102,805)
Net Realized Loss	(8,577,337)	(21,420,212)	(40,703,369)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	7,870,015	20,532,788	38,523,749
Futures contracts	388,174	742,910	1,350,783
Securities sold short	914,054	2,067,535	3,817,419
Total return swap contracts	25,685	32,319	59,083
Written options	(430,514)	(858,292)	(1,511,082)
Foreign currency related translations	381	827	1,865
Net Change In Unrealized Appreciation	8,767,795	22,518,087	42,241,817
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	190,458	1,097,875	1,538,448
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$387,830	$(268,349)	$(971,623)
*Foreign taxes withheld on dividends	$12,560	$16,615	$30,870

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CHANGES IN NET ASSETS

April 30, 2023

Clough Global Dividend and Income Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
OPERATIONS
Net investment income/(loss)	$197,372	$(184,420)
Net realized loss	(8,577,337)	(13,494,914)
Net change in unrealized appreciation/depreciation	8,767,795	(17,283,546)
Net increase/decrease in net assets resulting from operations	387,830	(30,962,880)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	(5,338,025)	–
Tax return of capital	–	(13,197,196)
Net decrease in net assets from distributions	(5,338,025)	(13,197,196)
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares	$–	$12,228,308
Reinvestment of dividends	–	687,408
Offering Costs	–	42,881
Net increase in net assets derived from capital share transactions	–	12,958,597
Net decrease in net assets Attributable to Common Shares	(4,950,195)	(31,201,479)
NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	93,283,926	124,485,405
End of period	$88,333,731	$93,283,926

Clough Global Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
OPERATIONS
Net investment loss	$(1,366,224)	$(4,554,404)
Net realized loss	(21,420,212)	(49,490,363)
Net change in unrealized appreciation/depreciation	22,518,087	(54,718,133)
Net decrease in net assets resulting from operations	(268,349)	(108,762,900)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	(9,026,821)	(13,720,430)
Tax return of capital	–	(12,601,657)
Net decrease in net assets from distributions	(9,026,821)	(26,322,087)
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares	$–	$14,074,176
Reinvestment of dividends	–	1,121,300
Offering Costs	–	84,431
Net increase in net assets derived from capital share transactions	–	15,279,907
Net decrease in net assets Attributable to Common Shares	(9,295,170)	(119,805,080)
NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	147,869,577	267,674,657
End of period	$138,574,407	$147,869,577

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CHANGES IN NET ASSETS

April 30, 2023

Clough Global Opportunities Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
OPERATIONS
Net investment loss	$(2,510,071)	$(7,552,691)
Net realized loss	(40,703,369)	(99,827,657)
Net change in unrealized appreciation/depreciation	42,241,817	(99,575,453)
Net decrease in net assets resulting from operations	(971,623)	(206,955,801)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	(16,625,757)	(21,501,359)
Tax return of capital	–	(26,881,540)
Net decrease in net assets from distributions	(16,625,757)	(48,382,899)
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares	$–	$27,463,006
Reinvestment of dividends	–	2,423,018
Offering Costs	–	110,811
Net increase in net assets derived from capital share transactions	–	29,996,835
Net decrease in net assets Attributable to Common Shares	(17,597,380)	(225,341,865)
NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	270,392,174	495,734,039
End of period	$252,794,794	$270,392,174

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CASH FLOWS

April 30, 2023 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$387,830	$(268,349)	$(971,623)
Purchase of investment securities	(49,507,851)	(143,826,329)	(253,228,126)
Net sales/purchases of short-term investment securities	(754,218)	(3,097,360)	2,938,052
Proceeds from disposition of investment securities	97,421,722	222,722,587	393,114,533
Amortization of premium and accretion of discount on investments	(1,048)	(87,528)	(51,313)
Proceeds from securities sold short transactions	23,750,596	39,811,629	72,836,273
Cover securities sold short transactions	(32,734,024)	(65,513,843)	(120,049,762)
Purchased options transactions	(6,703,303)	(10,534,180)	(19,408,501)
Proceeds from purchased options transactions	2,502,898	4,359,405	8,038,444
Premiums paid on closing written options transactions	(513,451)	(833,168)	(1,533,757)
Premiums received from written options transactions	3,222,109	5,058,798	9,351,353
Net realized (gain)/loss on:	0
Investments	8,077,041	19,125,079	36,506,454
Securities sold short	2,366,058	5,323,908	9,795,238
Written options	(2,433,877)	(4,038,601)	(7,441,248)
Net change in unrealized appreciation/depreciation on:
Investments	(7,870,015)	(20,532,788)	(38,523,749)
Securities sold short	(914,054)	(2,067,535)	(3,817,419)
Written options	430,514	858,292	1,511,082
Total return swap contracts	(25,685)	(32,319)	(59,084)
(Increase)/Decrease in assets:
Dividends receivable	(32,521)	79,399	173,780
Interest receivable	79,553	(95,765)	15,428
Receivable from affiliated fund	–	1,600,000	–
Total return swap contracts receivable	(7,539)	(12,931)	(23,761)
Variation margin receivable for futures contracts	(6,113)	(10,913)	(19,813)
Increase/(Decrease) in liabilities:
Administration fees payable	(31,079)	(66,015)	(120,025)
Interest due on loan payable	1,359	(118,922)	(200,115)
Investment advisory fees payable	(14,803)	(59,914)	(123,825)
Payable to affiliated fund	–	–	(1,600,000)
Short sales dividends payable	5,841	11,701	21,105
Total return swap contracts payable	–	(35,253)	(65,246)
Trustees' fees and expenses payable	(1,595)	(1,595)	(1,595)
Variation margin payable for futures contracts	(23,512)	(44,888)	(81,700)
Accrued expenses and other payables	(35,674)	(8,638)	(55,486)
Net Cash Provided by Operating Activities	36,635,159	47,663,964	86,925,594
Repayment of loan payable	(13,000,000)	(48,000,000)	(92,000,000)
Cash distributions paid	(5,338,025)	(9,026,821)	(16,625,757)
Payable due to custodian	(21,315,272)	(7,357,884)	(10,525,666)
Net Cash Used in Financing Activities	(39,653,297)	(64,384,705)	(119,151,423)
Effect of exchange rates on cash	(18)	(21)	(43)
Net decrease in cash	(3,018,156)	(16,720,762)	(32,225,872)
Cash and restricted cash, beginning balance	24,364,782	45,559,372	85,137,910
Cash and restricted cash, ending balance	$21,346,626	$28,838,610	$52,912,038

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$1,361,167	$2,426,673	$4,447,751

RECONCILIAITION OF BEGINNING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$–	$–	$–
Foreign currencies, at value	6	–	5
Deposits with broker
Futures	133,198	255,154	462,831
Securities sold short	24,131,221	45,123,269	84,340,725
Total return swaps	100,357	180,949	334,349

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CASH FLOWS

April 30, 2023 (Unaudited) (Continued)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
RECONCILIAITION OF ENDING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$–	$–	$–
Foreign currencies, at value	38,680	41,012	77,403
Deposits with broker
Futures	1,036,969	1,741,525	3,189,038
Securities sold short	18,262,937	23,804,197	43,735,267
Total return swaps	174,696	280,700	515,576
Written Options	1,833,344	2,971,176	5,394,754

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

FINANCIAL HIGHLIGHTS

April 30, 2023

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period	$7.34		$11.02	$10.23	$12.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.02		(0.02)	0.06	0.12
Net realized and unrealized gain/(loss) on investments	0.01		(2.59)	2.28	(0.89)
Total from Investment Operations	0.03		(2.61)	2.34	(0.77)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.42)		–	–	(0.20)
Net realized gains	–		–	(0.41)	–
Tax return of capital	–		(1.10)	(0.76)	(1.01)
Total Distributions to Common Shareholders	(0.42)		(1.10)	(1.17)	(1.21)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	–		0.03	(0.38)	–
Total Capital Share Transactions	–		0.03	(0.38)	–
Net Increase/(Decrease) in net asset value	(0.39)		(3.68)	0.79	(1.98)
Net Asset Value - End of Period	$6.95		$7.34	$11.02	$10.23
Market Value - End of Period	$5.70		$6.84	$11.43	$8.73

Total Investment Return - Net Asset Value(e)	1.07%		(24.49%)	23.34%	(4.91%)
Total Investment Return - Market Price(f)	(11.04%)		(32.14%)	49.90%	(9.59%)

RATIOS AND SUPPLEMENTAL DATA:(g)
Net Assets, end of period (000s)	$88,334		$93,284	$124,485	$86,016
Ratios to average net assets attributable to common shareholders:
Total expense ratio	5.47	%(h)	3.58%	2.38%	2.98%
Total expense ratio excluding interest expense and dividends on short sales expense	2.02	%(h)	1.91%	1.78%	1.89%
Ratio of net investment income/(loss)	0.44	%(h)	(0.17%)	0.49%	1.10%
Portfolio turnover rate(i)	77%		199%	147%	229%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$40,000		$53,000	$61,500	$50,500
Asset Coverage Per $1,000(j)	3,208		2,760	3,024	2,703

(a)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.
(b)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(c)	Calculated based on the average number of common shares outstanding during each fiscal period.
(d)	Amount represents less than $0.005 per common share.
(e)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(f)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized
(g)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Money Market Funds or Closed-End Funds on the Schedule of Investments).
(h)	Annualized.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

FINANCIAL HIGHLIGHTS

April 30, 2023

For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016(a)	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(b)		For the Year Ended March 31, 2014

$12.54	$14.76	$13.79		$15.65	$16.96	$17.51		$17.38

0.16	0.22	0.12		(0.01)	(0.27)	(0.12)		0.26
1.08	(1.15)	2.14		(0.46)	0.38	0.31		1.90
1.24	(0.93)	2.26		(0.47)	0.11	0.19		1.64

(0.06)	–	(0.37)		–	(0.07)	(0.14)		(0.24)
(0.53)	(0.17)	–		(0.59)	(1.34)	(0.60)		(1.27)
(0.64)	(1.23)	(0.92)		(0.80)	–	–		–
(1.23)	(1.40)	(1.29)		(1.39)	(1.41)	(0.74)		(1.51)

(0.34)	0.11	(0.00	)(d)	–	(0.01)	–		–
(0.34)	0.11	(0.00	)(d)	–	(0.01)	–		–
(0.33)	(2.22)	0.97		(1.86)	(1.31)	(0.55)		0.13
$12.21	$12.54	$14.76		$13.79	$15.65	$16.96		$17.51
$10.96	$11.28	$14.16		$11.62	$13.60	$14.60		$15.18

11.75%	(5.18%)	17.89%		(1.14%)	1.61%	1.68%		11.14%
11.51%	(11.10%)	34.22%		(4.14%)	2.57%	0.97%		11.12%

$102,670	$87,880	$153,233		$143,319	$162,651	$176,968		$182,737

3.66%	3.48%	2.94%		3.65%	3.95%	3.25	%(h)	3.34%

1.85%	1.84%	1.99%		2.09%	2.17%	2.00	%(h)	1.94%
1.30%	1.55%	0.87%		(0.08%)	(1.58%)	(1.15	%)(h)	(1.47%)
253%	109%	149%		205%	172%	110%		179%

$49,500	$55,000	$72,000		$72,000	$93,300	$93,300		$93,300
3,074	2,598	3,128		2,291	2,743	2,897		2,959

(j)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Equity Fund

FINANCIAL HIGHLIGHTS

April 30, 2023

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period	$7.73		$15.11	$12.81	$12.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.07)		(0.25)	(0.19)	(0.09)
Net realized and unrealized gain/(loss) on investments	0.06		(5.71)	4.72	1.27
Total from Investment Operations	(0.01)		(5.96)	4.53	1.18

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.47)		–	(0.12)	(0.60)
Net realized gains	–		(0.75)	(1.44)	(0.72)
Tax return of capital	–		(0.68)	–	–
Total Distributions to Common Shareholders	(0.47)		(1.43)	(1.56)	(1.32)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	–		0.01	(0.67)	–
Total Capital Share Transactions	–		0.01	(0.67)	–
Net Increase/(Decrease) in net asset value	(0.48)		(7.38)	2.30	(0.14)
Net Asset Value - End of Period	$7.25		$7.73	$15.11	$12.81
Market Value - End of Period	$5.96		$7.09	$15.27	$10.78

Total Investment Return - Net Asset Value(d)	0.74%		(40.97%)	36.34%	11.47%
Total Investment Return - Market Price(e)	(9.71%)		(46.43%)	63.73%	3.21%

RATIOS AND SUPPLEMENTAL DATA:(f)
Net Assets, end of period (000s)	$138,574		$147,870	$267,675	$169,542
Ratios to average net assets attributable to common shareholders:
Total expense ratio	6.10	%(g)	4.39%	2.64%	3.23%
Total expense ratio excluding interest expense and dividends on short sales expense	2.45	%(g)	2.44%	2.07%	2.20%
Ratio of net investment income/(loss)	(1.98	%)(g)	(2.31%)	(1.21%)	(0.70%)
Portfolio turnover rate(h)	141%		198%	194%	256%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$62,000		$110,000	$131,500	$92,000
Asset Coverage Per $1,000(i)	3,235		2,344	3,036	2,843

(a)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(b)	Calculated based on the average number of common shares outstanding during each fiscal period.
(c)	Amount represents less than $0.005 per common share.
(d)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(e)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized
(f)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Money Market Funds or Closed-End Funds on the Schedule of Investments).
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Clough Global Equity Fund

FINANCIAL HIGHLIGHTS

April 30, 2023

For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(a)		For the Year Ended March 31, 2014

$13.55	$14.50	$12.70		$15.10	$16.47	$17.15		$16.63

(0.06)	0.01	(0.02)		(0.23)	(0.45)	(0.17)		(0.33)
1.15	0.41	3.06		(0.84)	0.46	0.23		2.33
1.09	0.42	3.04		(1.07)	(0.01)	0.06		2.00

–	–	(0.13)		–	(0.04)	(0.08)		(0.38)
(1.34)	(1.50)	–		(0.90)	(1.32)	(0.66)		(1.10)
–	–	(1.11)		(0.43)	–	–		–
(1.34)	(1.50)	(1.24)		(1.33)	(1.36)	(0.74)		(1.48)

(0.35)	0.13	(0.00	)(c)	–	(0.02)	–		–
(0.35)	0.13	(0.00	)(c)	–	(0.02)	–		–
(0.60)	(0.95)	1.80		(2.40)	(1.37)	(0.68)		0.52
$12.95	$13.55	$14.50		$12.70	$15.10	$16.47		$17.15
$11.77	$13.21	$13.66		$10.69	$12.92	$14.34		$15.42

9.40%	3.99%	25.99%		(5.36%)	0.76%	0.86%		13.57%
1.99%	7.62%	41.01%		(6.90%)	(0.98%)	(2.33%)		15.52%

$171,337	$149,379	$255,870		$224,187	$266,576	$293,829		$305,958

3.94%	3.63%	3.14%		4.21%	4.56%	3.68	%(g)	3.76%

2.18%	2.13%	2.21%		2.59%	2.77%	2.42	%(g)	2.36%
(0.45%)	0.06%	(0.14%)		(1.70%)	(27.30%)	(1.68	%)(g)	(1.95%)
297%	115%	141%		182%	154%	102%		166%

$84,500	$85,000	$113,000		$113,000	$156,000	$156,000		$156,000
3,028	2,757	3,264		2,984	2,709	2,884		2,961

(i)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Opportunities Fund

FINANCIAL HIGHLIGHTS

April 30, 2023

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period	$6.21		$12.37	$10.48	$10.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)(b)	(0.06)		(0.18)	(0.16)	(0.08)
Net realized and unrealized gain/(loss) on investments	0.04		(4.83)	3.60	1.07
Total from Investment Operations	(0.02)		(5.01)	3.44	0.99

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.38)		–	–	(0.71)
Net realized gains	–		(0.52)	(1.27)	(0.14)
Tax return of capital	–		(0.64)	–	(0.22)
Total Distributions to Common Shareholders	(0.38)		(1.16)	(1.27)	(1.07)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	–		0.01	(0.28)	–
Total Capital Share Transactions	–		0.01	(0.28)	–
Net Increase/(Decrease) in net asset value	(0.40)		(6.16)	1.89	(0.08)
Net Asset Value - End of Period	$5.81		$6.21	$12.37	$10.48
Market Value - End of Period	$4.80		$5.74	$12.87	$8.84

Total Investment Return - Net Asset Value(d)	0.63%		(42.06%)	34.71%	11.91%
Total Investment Return - Market Price(e)	(10.06%)		(48.53%)	66.16%	8.46%

RATIOS AND SUPPLEMENTAL DATA:(f)
Net Assets, end of period (000s)	$252,795		$270,392	$495,734	$337,761
Ratios to average net assets attributable to common shareholders:
Total expense ratio	6.25	%(g)	4.57%	2.78%	3.42%
Total expense ratio excluding interest expense and dividends on short sales expense	2.58	%(g)	2.60%	2.20%	2.35%
Ratio of net investment (loss)	(1.99	%)(g)	(2.09%)	(1.26%)	(0.73%)
Portfolio turnover rate(h)	134%		212%	209%	261%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$112,000		$204,000	$245,500	$182,500
Asset Coverage Per $1,000(i)	3,257		2,325	3,019	2,851

(a)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(b)	Calculated based on the average number of common shares outstanding during each fiscal period.
(c)	Amount represents less than $0.005 per common share.
(d)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(e)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized
(f)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Money Market Funds or Closed-End Funds on the Schedule of Investments).
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Clough Global Opportunities Fund

FINANCIAL HIGHLIGHTS

April 30, 2023

For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(a)		For the Year Ended March 31, 2014

$10.63	$12.09	$11.07		$12.92	$14.11	$14.67		$14.64

(0.04)	(0.01)	(0.02)		(0.15)	(0.35)	(0.15)		(0.32)
1.03	(0.35)	2.11		(0.54)	0.36	0.26		1.72
0.99	(0.36)	2.09		(0.69)	0.01	0.11		1.40

–	–	(0.14)		–	–	–		(0.11)
(0.71)	(0.76)	–		(0.18)	(1.19)	(0.67)		(1.26)
(0.35)	(0.45)	(0.93)		(0.98)	–	–		–
(1.06)	(1.21)	(1.07)		(1.16)	(1.19)	(0.67)		(1.37)

–	0.11	(0.00	)(c)	–	(0.01)	–		–
–	0.11	(0.00	)(c)	–	(0.01)	–		–
(0.07)	(1.46)	1.09		(1.85)	(1.19)	(0.56)		0.03
$10.56	$10.63	$12.09		$11.07	$12.92	$14.11		$14.67
$9.19	$9.56	$11.42		$9.04	$11.25	$12.18		$12.75

11.08%	(1.78%)	20.99%		(3.48%)	1.13%	1.39%		11.26%
7.49%	(6.48%)	39.95%		(9.46%)	1.93%	0.70%		9.99%

$340,278	$342,584	$623,361		$570,931	$666,588	$729,855		$759,084

4.14%	3.81%	3.23%		4.32%	4.62%	3.86	%(g)	3.97%

2.33%	2.26%	2.27%		2.73%	2.82%	2.60	%(g)	2.55%
(0.39%)	(0.05%)	(0.16%)		(1.33%)	(2.47%)	(1.76	%)(g)	(2.15%)
306%	120%	165%		191%	176%	111%		178%

$178,000	$207,000	$292,000		$292,000	$388,900	$388,900		$388,900
2,912	2,655	3,135		2,955	2,714	2,877		2,952

(i)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation – Securities, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker. Futures are valued at settlement prices.

If the price of a security is unavailable, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined the valuation designee. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund's investment adviser, Clough Capital Partners L.P. ("Clough" or the "Adviser"), as the valuation designee with respect to the fair valuation of each Fund's portfolio securities, subject to oversight by and periodic reporting to the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

The following is a summary of the inputs used as of April 30, 2023, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$106,607,213	$–	$–	$106,607,213
Closed-End Funds	2,147,750	–	–	2,147,750
Exchange-Traded Funds	830,328	–	–	830,328
Preferred Stocks	1,052,497	–	–	1,052,497
Purchased Options	1,928,450	–	–	1,928,450
Corporate Bonds	–	12,705,946	–	12,705,946
Asset-Backed Securities	–	25,860	–	25,860
U.S. Treasury Obligations	–	682,481	–	682,481
Money Market Funds	754,218	–	–	754,218
Total	$113,320,456	$13,414,287	$–	$126,734,743

Other Financial Instruments(b)
Assets
Total Return Swaps(c)	$–	$50,029	$–	$50,029
Liabilities
Securities Sold Short
Common Stocks	(11,899,417)	–	–	(11,899,417)
Exchange-Traded Funds	(5,106,832)	–	–	(5,106,832)
Written Options	(917,950)	–	–	(917,950)
Futures(c)	(44,136)	–	–	(44,136)
Total Return Swaps(c)	–	(73,348)	–	(73,348)
Total	$(17,968,335)	$(23,319)	$–	$(17,991,654)

Clough Global Equity Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communication Services	$11,049,216	$–	$–	$11,049,216
Consumer Discretionary	17,606,563	–	–	17,606,563
Consumer Staples	7,112,167	–	–	7,112,167
Energy	7,632,078	–	–	7,632,078
Financials	23,177,759	–	–	23,177,759
Health Care	34,137,520	–	414,782	34,552,302
Industrials	26,014,207	–	–	26,014,207
Information Technology	27,463,685	–	–	27,463,685
Materials	3,447,831	–	–	3,447,831
Real Estate	4,453,349	–	–	4,453,349
Utilities	3,856,626	–	–	3,856,626
Closed-End Funds	2,580,720	–	–	2,580,720
Exchange-Traded Funds	1,426,485	–	–	1,426,485
Preferred Stocks	–	–	359,616	359,616
Warrants	806,426	–	–	806,426
Purchased Options	3,001,625	–	–	3,001,625
Corporate Bonds	–	6,265,622	–	6,265,622
Convertible Corporate Bonds	–	–	32,625	32,625
U.S. Treasury Obligations	–	18,603,298	–	18,603,298
Money Market Funds	3,108,064	–	–	3,108,064
Total	$176,874,321	$24,868,920	$807,023	$202,550,264

Other Financial Instruments(a)
Assets
Total Return Swaps(b)	$–	$76,383	$–	$76,383
Liabilities
Securities Sold Short
Common Stocks	(23,981,397)	–	–	(23,981,397)
Written Options	(1,429,000)	–	–	(1,429,000)
Futures(b)	(80,884)	–	–	(80,884)
Total Return Swaps(b)	–	(132,419)	–	(132,419)
Total	$(25,491,281)	$(56,036)	$–	$(25,547,317)

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

Clough Global Opportunities Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communication Services	$17,534,145	$–	$–	$17,534,145
Consumer Discretionary	31,796,842	–	–	31,796,842
Consumer Staples	13,008,664	–	–	13,008,664
Energy	13,916,831	–	–	13,916,831
Financials	40,916,676	–	–	40,916,676
Health Care	57,110,590	–	989,649	58,100,239
Industrials	48,040,357	–	–	48,040,357
Information Technology	49,518,739	–	–	49,518,739
Materials	6,310,398	–	–	6,310,398
Real Estate	8,139,864	–	–	8,139,864
Utilities	7,065,036	–	–	7,065,036
Closed-End Funds	4,735,908	–	–	4,735,908
Exchange-Traded Funds	340,686	–	–	340,686
Preferred Stocks	–	–	1,174,761	1,174,761
Warrants	1,494,920	–	–	1,494,920
Purchased Options	5,469,250	–	–	5,469,250
Corporate Bonds	–	28,414,390	–	28,414,390
Convertible Corporate Bonds	–	–	76,125	76,125
U.S. Treasury Obligations	–	26,421,970	–	26,421,970
Money Market Funds	6,692,999	–	–	6,692,999
Total	$312,091,905	$54,836,360	$2,240,535	$369,168,800

Other Financial Instruments(a)
Assets
Total Return Swaps(b)	$–	$140,066	$–	$140,066
Liabilities
Securities Sold Short
Common Stocks	(43,942,112)	–	–	(43,942,112)
Written Options	(2,601,950)	–	–	(2,601,950)
Futures(b)	(147,001)	–	–	(147,001)
Total Return Swaps(b)	–	(244,240)	–	(244,240)
Total	$(46,691,063)	$(104,174)	$–	$(46,795,237)

(a)	For detailed descriptions and other security classifications, see the accompanying Schedules of Investments.
(b)	Other financial instruments are derivative instruments reflected in the Schedules of Investments.
(c)	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event an independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

Asset Type	Balance as of October 31, 2022	Accrued Discount/ Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer Into Level 3	Transfer Out of Level 3	Balance as of April 30, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2023
Common Stocks	$2,039,424	$–	$–	$–	$(1,265,026)	$–	$–	$–	$(359,616)	$414,782	$(862,311)
Preferred Stocks	–	–	–	–	–	–	–	359,616	–	359,616	(402,716)
Convertible Corporate Bonds	36,975	–	–	–	(4,350)	–	–	–	–	32,625	(4,350)
	$2,076,399	$–	$–	$–	$(1,269,376)	$–	$–	$359,616	$(359,615)	$807,023	$(1,269,377)

Asset Type	Balance as of October 31, 2022	Accrued Discount/ Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer Into Level 3	Transfer Out of Level 3	Balance as of April 30, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2023
Common Stocks	$5,516,468	$–	$–	$–	$(3,352,058)	$–	$–	$–	$(1,174,761)	$989,649	$(2,036,500)
Preferred Stocks	–	–	–	–	–	–	–	1,174,761	–	1,174,761	(1,315,559)
Convertible Corporate Bonds	86,275	–	–	–	(10,150)	–	–	–	–	76,125	(10,150)
	$5,602,743	$–	$–	$–	$(3,362,208)	$–	$–	$1,174,761	$(1,174,761)	$2,240,535	$(3,362,209)

The Fund's policy for recording transfers out of level 3 is as of the end of the reporting period.

The following is a summary of valuation techniques and quantitative information used in determining the fair value of each Fund’s Level 3 investments at April 30, 2023:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Premium/Discount
Clough Global Equity Fund	Health Care	$807,023	Accomplishment & Goals and Index Performance Methods	Transaction Price	N/A
Clough Global Opportunities Fund	Health Care	$2,240,535	Accomplishment & Goals and Index Performance Methods	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities – Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds – Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales – Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

Derivatives Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives - The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors – In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing - Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options during the period ended April 30, 2023.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables, if any, are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount, if any, is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded-futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Funds engaged in futures contracts during the period ended April 30, 2023.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. During the period April 30, 2023, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the period ended April 30, 2023, Clough Global Equity Fund and Clough Global Opportunities Fund held warrants, and Clough Global Dividend and Income Fund did not hold warrants. Each Fund held no rights.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of April 30, 2023:

Clough Global Dividend and Income Fund Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts (Purchased Options)	Investments, at value	$308,450
Equity Contracts (Total Return Swaps)	Unrealized appreciation on total return swap contracts	50,029
Interest Rate Contracts (Purchased Options)	Investments, at value	1,620,000
Total		$1,978,479
Liability Derivatives
Equity Contracts (Written Options)	Written Options, at value	$(137,950)
Equity Contracts (Total Return Swaps)	Unrealized depreciation on total return swap contracts	(73,347)
Interest Rate Contracts (Futures)	Unrealized depreciation on futures contracts	(44,136	)(a)
Interest Rate Contracts (Written Options)	Written Options, at value	(780,000)
Total		$(1,035,433)

Clough Global Equity Fund Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts (Warrants)	Investments, at value	$806,426
Equity Contracts (Purchased Options)	Investments, at value	470,375
Equity Contracts (Total Return Swaps)	Unrealized appreciation on total return swap contracts	76,383
Interest Rate Contracts (Purchased Options)	Investments, at value	2,531,250
Total		$3,884,434
Liability Derivatives
Equity Contracts (Written Options)	Written Options, at value	$(210,250)
Equity Contracts (Total Return Swaps)	Unrealized depreciation on total return swap contracts	(132,419)
Interest Rate Contracts (Futures)	Unrealized depreciation on futures contracts	(80,884	)(a)
Interest Rate Contracts (Written Options)	Written Options, at value	(1,218,750)
Total		$(1,642,303)

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

Clough Global Opportunities Fund Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts (Warrants)	Investments, at value	$1,494,920
Equity Contracts (Purchased Options)	Investments, at value	913,000
Equity Contracts (Total Return Swaps)	Unrealized appreciation on total return swap contracts	140,066
Interest Rate Contracts (Purchased Options)	Investments, at value	4,556,250
Total		$7,104,236
Liability Derivatives
Equity Contracts (Written Options)	Written Options, at value	$(408,200)
Equity Contracts (Total Return Swaps)	Unrealized depreciation on total return swap contracts	(244,240)
Interest Rate Contracts (Futures)	Unrealized depreciation on futures contracts	(147,001	)(a)
Interest Rate Contracts (Written Options)	Written Options, at value	(2,193,750)
Total		$(2,993,191)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statements of Investments. Only the current day's net variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivatives instruments on each Fund's Statement of Operations for the period ended April 30, 2023:

Clough Global Dividend and Income Fund

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$2,433,877	$(167,000)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	$(4,356,268)	$(151,719)
Equity Contracts (Total Return Swaps)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$(82,804)	$25,685
Equity Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(129,363)	$–
Foreign Currency Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(184,576)	$432,310
Interest Rate Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(144,172)	$(44,136)
Interest Rate Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	$–	$268,268
Interest Rate Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$–	$(263,514)
Total		$(2,463,306)	$99,894

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

Clough Global Equity Fund

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$4,038,601	$(446,542)
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	$–	$(569,314)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	$(7,068,088)	$(62,608)
Equity Contracts (Total Return Swaps)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$(114,598)	$32,319
Equity Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(190,119)	$–
Foreign Currency Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(354,432)	$823,794
Interest Rate Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(294,661)	$(80,884)
Interest Rate Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	$–	$419,176
Interest Rate Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$–	$(411,750)
Total		$(3,983,297)	$(295,809)

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

Clough Global Opportunities Fund

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$7,441,248	$(769,952)
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	$–	$(1,054,886)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	$(12,986,483)	$(233,770)
Equity Contracts (Total Return Swaps)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$(212,063)	$59,083
Equity Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(350,204)	$–
Foreign Currency Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(642,349)	$1,497,784
Interest Rate Contracts (Futures)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(535,504)	$(147,001)
Interest Rate Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	$–	$754,464
Interest Rate Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$–	$(741,130)
Total		$7,285,355	$635,408

The average total return swap contracts notional amount during the period ended April 30, 2023, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$440,215
Clough Global Equity Fund	488,564
Clough Global Opportunities Fund	596,644

The average monthly notional value of options contracts outstanding during the period ended April 30, 2023, is noted below for each of the Funds.

Fund	Average Purchased Option Contract Notional Amount	Average Written Option Contract Notional Amount
Clough Global Dividend and Income Fund	$761,978,869	$759,135,789
Clough Global Equity Fund	1,122,830,724	1,121,283,754
Clough Global Opportunities Fund	2,027,827,729	2,024,984,649

The average monthly notional value of futures contracts outstanding during the period ended April 30, 2023, is noted below for each of the Funds.

Fund	Average Futures Contracts Notional Amount
Clough Global Dividend and Income Fund	$49,889,994
Clough Global Equity Fund	55,341,923
Clough Global Opportunities Fund	64,934,815

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

The average notional amount of warrants during the period ended April 30, 2023, is noted below for each of the Funds.

Fund	Average Warrants Notional Amount
Clough Global Equity Fund	$772,896
Clough Global Opportunities Fund	1,432,764

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Offsetting of Derivatives Assets

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$50,029	$–	$50,029	$(50,029)	$–	$–
Clough Global Equity Fund
Total Return Swap Contracts	$76,383	$–	$76,383	$(76,383)	$–	$–
Clough Global Opportunities Fund
Total Return Swap Contracts	$140,066	$–	$140,066	$(140,066)	$–	$–

Offsetting of Derivatives Liabilities

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$73,348	$–	$73,348	$(50,029)	$–	$23,319
Clough Global Equity Fund
Total Return Swap Contracts	$132,419	$–	$132,419	$(76,383)	$–	$56,036
Clough Global Opportunities Fund
Total Return Swap Contracts	$244,240	$–	$244,240	$(140,066)	$–	$104,174

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Statements of Investments.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (up to 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of April 30, 2023, were as follows.

Clough Global Dividend and Income Fund
Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Avis Budget Car Rental, LLC	0.48%	3/2/2023	$450,000	$428,732	$422,144
Carnival Corp.	1.01	1/31/2023	970,000	884,125	888,006
Melco Resorts Finance Ltd.	0.25	9/21/2020	250,000	257,504	218,125
NGL Energy Operating LLC	0.48	3/2/2023	440,000	424,275	422,310
Pilgrim's Pride Corp.	0.48	3/2/2023	430,000	423,566	428,351
Transocean, Inc.	0.94	1/25/2023	900,000	840,501	831,321
TOTAL	3.64%		$3,440,000	$3,258,703	$3,210,257

Clough Global Equity Fund
Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Amphivena Convertible Note PP	0.02%	8/27/2021	$108,750	$108,750	$32,625
Amphivena Therapeutics, Inc. Series C	0.28	4/8/2019	334,425	1,199,997	391,411
Carnival Corp.	0.99	1/31/2023	1,500,000	1,372,230	1,373,206
Centrexion Therapeutics Corp.	0.02	3/19/2019	4,336	48,741	23,371
Centrexion Therapeutics Corp. Series D Preferred	0.26	12/18/2017	66,719	701,250	359,616
Transocean, Inc.	0.97	1/25/2023	1,450,000	1,354,284	1,339,350
TOTAL	2.54%		$3,464,230	$4,785,252	$3,519,579

Clough Global Opportunities Fund
Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Air Canada 2013-1 Class A Pass Through Trust	1.49%	5/3/2022	$3,995,257	$3,898,645	$3,776,347
Amphivena Convertible Note PP	0.03	8/27/2021	253,750	253,750	76,125
Amphivena Therapeutics, Inc. Series C	0.36	4/8/2019	780,326	2,799,997	913,294
Avis Budget Car Rental, LLC	0.47	3/2/2023	1,280,000	1,219,505	1,200,766
Carnival Corp.	1.01	1/31/2023	2,800,000	2,552,103	2,563,317
Centrexion Therapeutics Corp.	0.03	3/19/2019	14,166	159,240	76,355
Centrexion Therapeutics Corp. Series D Preferred	0.46	12/18/2017	217,952	2,290,759	1,174,761
NGL Energy Operating LLC	0.47	3/2/2023	1,230,000	1,186,042	1,180,548
Pilgrim's Pride Corp.	0.49	3/2/2023	1,240,000	1,221,450	1,235,245
Transocean, Inc.	0.99	1/25/2023	2,700,000	2,521,761	2,493,963
TOTAL	5.80%		$14,511,451	$18,103,252	$14,690,721

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the period ended April 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended April 30, 2023, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies remained in effect through July 2019. Effective August 2019, each Fund's Board agreed that the Fund would pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board. Each Fund's current managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of each Fund's adjusted year-ending NAV, which is the average of the NAVs as of the last five business days of the prior calendar year.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

A novel coronavirus and the resulting COVID-19 respiratory infection have resulted in a global pandemic and major disruption to economies and markets around the world. The pandemic has led to extreme short-term market volatility and may have adverse long-term effects on U.S. and world economies. Liquidity for many instruments has been reduced, and some sectors of the economy and individual issuers have experienced particularly large losses. The economic impacts of the global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

NOTE 2 - FEDERAL INCOME TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of April 30, 2023.

The tax character of the distributions paid by the Funds during the year ended October 31, 2022, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund	$–	$–	$13,197,196	$13,197,196
Clough Global Equity Fund	–	13,720,430	12,601,657	26,322,087
Clough Global Opportunities Fund	–	21,501,359	26,881,540	48,382,899

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2023, were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes(a)
Clough Global Dividend and Income Fund	$8,706,947	$(3,249,751)	$(218)	$5,456,978	$121,277,547
Clough Global Equity Fund	17,107,661	(8,256,566)	(490)	8,850,605	193,699,169
Clough Global Opportunities Fund	30,601,666	(16,318,149)	(1,012)	14,282,505	354,885,283

(a)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to various book-to-tax differences.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales, passive foreign investment companies, notional principal contracts and accelerated recognition of unrealized gain or loss on certain derivatives.

NOTE 3 - CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Funds have filed registration statements with the SEC authorizing the Funds to issue additional common shares through one or more equity shelf programs (“Shelf Offerings”). Under the Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Transactions in common shares were as follows:

	Six Months Ended April 30, 2023	Year Ended October 31, 2022
Clough Global Dividend and Income Fund
Common shares outstanding - beginning of period	12,709,583	11,301,293
Common shares issued as reinvestment of dividends	–	75,779
Sale of shares	–	1,332,511
Common shares outstanding - end of period	12,709,583	12,709,583
Clough Global Equity Fund
Common shares outstanding - beginning of period	19,124,621	17,716,078
Common shares issued as reinvestment of dividends	–	106,111
Sale of shares	–	1,302,432
Common shares outstanding - end of period	19,124,621	19,124,621
Clough Global Opportunities Fund
Common shares outstanding - beginning of period	43,545,722	40,086,612
Common shares issued as reinvestment of dividends	–	286,712
Sale of shares	–	3,172,398
Common shares outstanding - end of period	43,545,722	43,545,722

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

NOTE 4 - PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the period ended April 30, 2023, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds from Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$49,939,854	$62,546,200	$1,921,577	$12,242,179
Clough Global Equity Fund	115,387,926	136,844,983	33,622,904	77,054,289
Clough Global Opportunities Fund	208,141,572	276,748,210	55,446,369	100,301,804

NOTE 5 - INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly.

Effective April 17, 2023, Paralel Technologies LLC (“Paralel”) serves as each Fund’s administrator pursuant to an administration and fund accounting agreement with each Fund. As compensation for its services to each Fund, Paralel receives a monthly administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. Paralel will pay all routine operating expenses of the Funds, except the following: advisory fees; taxes and governmental fees; expenses related to portfolio transactions and management of the portfolio (inclusive of leverage costs); expenses associated with secondary offerings of shares (including costs related to the offering, redemption and/or maintenance of preferred shares or similar instruments); trustee fees and retainers; expenses associated with tender offers and other share repurchases; and other extraordinary expenses as may arise, including, without limit, litigation, claims, and indemnification expenses.

Prior to April 17, 2023, ALPS Fund Services, Inc. (“ALPS”) served as each Fund’s administrator.

NOTE 6 - COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On April 30, 2023, the pledged collateral was valued at $101,190,361, $151,257,726 and $290,981,537 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 day’s notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month Overnight Banking Fund Rate (“OBFR”) plus 0.90% on the amount borrowed.

The Maximum Commitment Financing allowed under the Agreement is $40,000,000, $62,000,000 and $112,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the period ended April 30, 2023, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $51,639,402, $87,902,217, and $161,747,371, respectively, and the average interest rate for the borrowings was 5.26%. As of April 30, 2023, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $40,000,000, $62,000,000 and $112,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on April 30, 2023, was 5.71%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of April 30, 2023, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $34,663,985, $57,569,628, and $100,466,531, respectively.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (Continued) (Unaudited)

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended April 30, 2023.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

NOTE 7 - SUBSEQUENT EVENT

On June 2, 2023, the Board, advised by Clough, announced that each Fund has approved a share repurchase program under which it may purchase, over a one-year period beginning on June 5, 2023, up to 5% of its outstanding common shares in open market transactions.

Clough Global Funds

ADDITIONAL INFORMATION

April 30, 2023 (Unaudited)

FUND PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www. cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-855-425-6844 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT are available without a charge, upon request, by contacting the Funds at 1- 855-425-6844 and on the Commission’s website at http://www.sec.gov.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2023				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2023
	Net Investment	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.0157	$–	$0.4043	$0.4200	3.74%	–	96.26%	100.00%
Clough Global Equity Fund	$–	$–	$0.4720	$0.4720	–	–	100.00%	100.00%
Clough Global Opportunities Fund	$–	$–	$0.3818	$0.3818	–	–	100.00%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

You should not draw any conclusions about each Fund’s investment performance from the amount of the distributions or from the terms of each Fund’s plan.

Clough Global Funds

DIVIDEND REINVESTMENT PLAN

April 30, 2023 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 430 W 7th Street Kansas City, MO 64105.

Clough Global Funds

INVESTMENT ADVISORY AGREEMENT APPROVAL

April 30, 2023 (Unaudited)

On April 13, 2023, the Board of Trustees (the “Board” or the “Trustees”) of each of Clough Global Dividend and Income Fund (“GLV”), Clough Global Equity Fund (“GLQ”) and Clough Global Opportunities Fund (“GLO” and together with GLV and GLQ, each, a “Fund” and collectively, the “Funds”) met to, among other things, review and consider the renewal of the Investment Advisory Agreements between each Fund and Clough (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”). During their review of each Advisory Agreement, the Trustees, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Prior to the beginning of their review of the Advisory Agreements, counsel to the Funds, who also serves as independent counsel to the Independent Trustees, discussed with the Trustees their role and fiduciary responsibilities in general and also specifically under the 1940 Act with respect to the renewal of each Advisory Agreement.

Representatives from Clough discussed Clough’s materials relating to the Trustees’ consideration of renewal of the Advisory Agreements. It was noted that included in the Board materials were responses by Clough to a request letter prepared by legal counsel on behalf of the Independent Trustees to the Funds to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). It was also noted that the 15(c) Materials were extensive, and included information relating to: each Fund’s investment results, portfolio composition, advisory fee and expense comparisons and profitability to Clough; financial information regarding Clough; descriptions of policies, including compliance monitoring and portfolio trading practices; information about the personnel providing investment management services to the Funds; and the nature of services provided under each Advisory Agreement. In addition, the Independent Trustees considered information provided to them at prior Board meetings in presentations from Clough Capital representatives.

The Board considered the organizational structure and business operations of Clough. The Board also considered the qualifications of Clough and its principals to act as each Fund’s investment adviser. The Board considered the professional experience of the portfolio manager, Charles I. Clough, Jr. (the “Portfolio Manager”), emphasizing that the Portfolio Manager had substantial experience as an investment professional. The Trustees acknowledged their familiarity with the expertise and standing in the investment community of the Portfolio Manager, and their satisfaction with the expertise of Clough and the services provided by Clough to the Funds. The Trustees concluded that the portfolio management team was well qualified to serve the Funds in those functions.

The Board considered various investment products managed by Clough other than the Funds. The Board also considered the adequacy of Clough’s facilities. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with each Fund’s investment objectives and restrictions.

The Board considered materials regarding the comparability of the investment advisory fees of the Funds with the investment advisory fees of other investment companies (each, an “Expense Group”), which had been prepared by Strategic Insight, an affiliate of ISS Market Intelligence (“Strategic Insight”). The Trustees considered the fees charged by Clough to other clients for which it provides comparable service, Clough’s balance sheet for the year ended December 31, 2022, and a profit and loss analysis as it relates to Clough’s advisory business. The Board also considered the net total expense ratio, excluding investment related expenses, compared with the expense ratios for funds in the Expense Group, as reported by Strategic Insight.

The Board considered Clough’s procedures relating to compliance and oversight, a copy of which was included in the Board materials. The Board further considered information provided by Clough on whether Clough has experienced or anticipates it may experience conflicts of interest in managing the Funds. The Board considered that the materials contained information regarding Clough’s business continuity and disaster recovery plans as well as steps Clough has undertaken to reasonably detect and prevent cybersecurity crimes. The Board also considered information related to Clough’s trading activities and how Clough monitors best execution. The Board considered the possible benefits Clough may accrue because of its relationship with the Funds as well as potential benefits that accrue to the Funds because of their relationship with Clough. The Board considered that, other than soft dollar arrangements, Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Funds.

The Board considered information in the Strategic Insight report regarding each Fund’s investment performance as well as comparisons of each Fund’s performance with the performance during similar periods of other funds in its Expense Group and comparisons of cost and expense structures of each Fund with the cost and expense structures of other funds in the relevant Expense Group, and related matters. The Trustees took into consideration each Fund’s performance as compared to the performance of each Fund’s Expense Group for the one year ended February 23, 2023. The Trustees also considered each Fund’s performance as compared to the performance of each Fund’s Expense Group for the one year ended December 31, 2022. In addition, the Board considered each Fund’s performance in comparable market cycles.

The Board considered that the usefulness of performance comparisons may be affected by a number of factors, including different investment policies and limitations applicable to the Funds and comparison funds, as well as the end date selected. The Board also considered each Fund’s performance in light of overall financial market conditions and the impact of COVID-19 government actions.

The Board took into consideration that the Funds may be unique in the registered fund marketplace and that Strategic Insight had a difficult time presenting a large peer group for comparison. For each Fund, the Board considered fees from other leveraged closed-end investment companies that Strategic Insight classified as “global funds” (as well as funds that Clough recommended be included) versus fees paid by Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund as part of the expense group (the “Expense Group”).

The Board considered the extent to which each Fund utilizes leverage and short sales, thereby increasing its investment-related expenses and concluded that the use of leverage and short sales is an important part of each Fund’s investment strategy to attempt to meet each Fund’s investment objective. The Board also considered that investment related expenses should be viewed as operational in nature and should not be considered a management expense. The Board further considered that Strategic Insight defined investment related expenses to include, but not be limited to, dividends on securities sold short, interest expense, reverse repurchase agreements, swaps, tender costs, and auction fees.

The Trustees also considered the profit and loss information on each Fund provided by Clough.

Clough Global Funds

INVESTMENT ADVISORY AGREEMENT APPROVAL

April 30, 2023 (Continued) (Unaudited)

The Independent Trustees met in executive session and with the assistance of legal counsel reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreements and Clough’s profitability.

After executive session, the Board of Trustees of each Fund, present in person, with the Independent Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.70% of Clough Global Dividend and Income Fund’s total assets, 0.90% of Clough Global Equity Fund’s total assets and 1.00% of Clough Global Opportunities Fund’s total assets are fair and reasonable for each respective Fund and that the renewal of each Advisory Agreement is in the best interests of each respective Fund and its shareholders.

INVESTMENT ADVISOR

Clough Capital Partners L.P.

53 State Street, 27th Floor

Boston, MA 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

K&L Gates LLP

1601 K Street NW

Washington DC 20006

ADMINISTRATOR AND ACCOUNTANT

Paralel Technologies LLC

1700 Broadway, Suite 1850

Denver, CO 80290

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Systems, Inc.

430 W 7th Street

Kansas City, MO 64105

CUSTODIAN

State Street Bank and Trust

One Congress Street, Suite 1

Boston, MA 02114-2016

Must be accompanied or preceded by a prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

(a)	Schedule I – Investments in securities of unaffiliated issuers is included as part of the Report to Stockholders filed under Item 1(a) of this form.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of July 10, 2023, William Whelan is a named Co-Portfolio Manager of the Fund. Information on Mr. Whelan is shown below:

Name	Title	Length of Service	Business Experience 5 Years
William Whelan	Co-Portfolio Manager	Since January 2023	Mr. Whelan is an income partner who joined Clough Capital in 2014 and has over 17 years of experience in the investment management industry. Previously, Mr. Whelan was an Investment Principal at Partners Capital, a private investment office focused on multi-asset class investing. Prior to joining Partners Capital, Mr. Whelan was an equity research analyst at Millennium Management, a multi-strategy hedge fund and at Fidelity Management and Research.

Other accounts managed by the Registrant’s Portfolio Manager as of May 31, 2023:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Willliam Whelan	2 Accounts $366.3 million Total Assets	0 Accounts 0 Total Assets	1 Account $281.9 million Total Assets	See below (3)

(1)	The advisory fees are based in part on the performance for each account.

(2)	The advisory fee is based in part on the performance for the account.

(3)	Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Registrant and the various accounts listed above (collectively with the Registrant, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

Portfolio Manager Compensation

William Whelan is an income partner of Clough. He receives a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to its partners with Mr. Whelan receiving a minority share with the remainder being divided between Charles I. Clough, Jr., the James Chanty Trust of 2012, with an additional smaller share allocated to two additional income partners.

Dollar Range of Securities Owned as of May 31, 2023

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
William Whelan	$50,001 - $100,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto as Ex-99.Cert.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Jeremy May
Jeremy May
President/Principal Executive Officer

Date:	July 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Jeremy May
Jeremy May
President/Principal Executive Officer

Date:	July 10, 2023

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	July 10, 2023